EXHIBIT 10.1

                    POST-PETITION LOAN AND SECURITY AGREEMENT


      THIS POST-PETITION LOAN AND SECURITY AGREEMENT is made on October 11, 2000, by and among DRYPERS CORPORATION, a Delaware corporation and a Chapter 11 debtor-in-possession ("Borrower"); the financial institutions listed on the signature pages hereof and their respective successors and assigns which become "Lenders" as provided herein (such financial institutions and their respective successors and assigns referred to collectively herein as "Lenders," and individually as a "Lender"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent for the Lenders pursuant to SECTION 12 hereof (together with its successors in such capacity, "Agent"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions.

                               R E C I T A L S:

      Borrower is debtor-in-possession under Chapter 11 of the Bankruptcy Code in a case (the "Chapter 11 Case") pending in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Court"). Borrower has requested that Lenders extend financing to Borrower in connection with the Chapter 11 Case in accordance with the provisions of this Agreement.

      Lenders are willing to make loans and other extensions of credit to Borrower, subject to the terms and conditions of this Agreement and subject to the terms and conditions set forth in orders of the Court approving the proposed financing.

      NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, receipt of which is acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      SECTION 1.     DIP FACILITY

      Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other DIP Financing Documents, Lenders severally agree to the extent and in the manner hereinafter set forth to make their respective Pro Rata shares of the Commitments available to Borrower, in an aggregate amount up to $25,000,000, as follows:

            1.1.     REVOLVER FACILITY.

            1.1.1. REVOLVER LOANS. Subject to the terms and conditions of this Agreement, each Lender agrees, severally to the extent of its Commitment and not jointly with the other Lenders, upon the terms and subject to the conditions set forth herein, to make Revolver Loans to Borrower on any Business Day during the period from the date hereof through the day before the last day of the DIP Term, not to exceed in an aggregate principal amount outstanding at any time such Lender'sCommitment at such time, which Revolver Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; PROVIDED, HOWEVER, that Lenders shall have no obligation whatsoever to make any Revolver Loan if at the time of the proposed funding thereof the aggregate principal amount of all of the Revolver Loans and Pending Revolver Loans then outstanding exceeds, or would exceed after the funding of such Revolver Loan, the lesser of (a) the aggregate principal amount of the Commitments or (b) the Borrowing Base. Each Borrowing of Revolver Loans shall be funded by Lenders on a Pro Rata basis in accordance with their respective Commitments. Subject to the foregoing limitations, and the other terms and conditions of this Agreement, Borrower may borrow, repay, prepay and reborrow under Revolver Loans. The Revolver Loans shall bear interest as set forth in
SECTION 2.1 hereof, shall be secured by all of the Collateral and shall be evidenced by the Revolver Notes.

            1.1.2. OUT-OF-FORMULA LOANS. If the unpaid balance of Revolver Loans outstanding at any time should exceed the Borrowing Base at such time (an "Out-of-Formula Condition"), such Revolver Loans shall nevertheless constitute Obligations that are secured by the Collateral and are entitled to all of the benefits of the DIP Financing Documents and Financing Orders. In the event that Lenders are willing in their sole and absolute discretion to make Out-of-Formula Loans, such Out-of-Formula Loans shall be payable ON DEMAND and shall bear interest as provided in this Agreement for Revolver Loans generally.

            1.1.3 PROFESSIONAL EXPENSE ADVANCES. If, on the Commitment Termination Date, the amount of accrued and unpaid Professional Expenses (whether or not such Professional Expenses have been allowed by order of the Court on such date) exceeds the balance in the Professional Expense Escrow on such date, then, notwithstanding any termination of the Commitments, any Default or Event of Default or non-compliance with any conditions precedent, Lenders shall, if they receive a request in writing to do so from Borrower within 30 days after the Commitment Termination Date, fund Revolver Loans in an aggregate amount equal to the lesser of (i) the excess of the accrued and unpaid Professional Expenses on the Commitment Termination Date over the balance in the Professional Expense Escrow on such date or (ii) the amount of the Professional Expense Reserve on the date of request for funding by Lenders. Promptly after the Commitment Termination Date, Borrower shall report to Agent and Lenders the balance on hand in the Professional Expense Escrow as of the Commitment Termination Date, shall solicit from each Professional Person a statement of all accrued and unpaid Professional Expenses owing to such Professional Person as of the Commitment Termination Date and shall report to Agent and Lenders in writing the amount of Professional Expense Advances, if any, that Lenders are required to make pursuant to the provisions of this SECTION 1.1.3. The funding of such Revolver Loans after the Commitment Termination Date shall not operate to waive any Default or Event of Default, reinstate any Commitment or otherwise waive any right or remedy Agent or Lenders may have under any of the DIP Financing Documents, and all such Professional Expense Advances shall be treated as Revolver Loans and shall be entitled to all of the benefits and security of the DIP Financing Documents and the Financing Orders. Balances on hand in the Professional Expense Escrow shall be disbursed to pay Professional Expenses to the extent permitted by the Financing Orders, the Fee Procedure Order or specifically allowed by other orders of the Court. Lender's obligations hereunder shall terminate if after the date hereof and during the pendency of the Chapter 11 Case Borrower repays all of the Obligations with loan proceeds extended to Borrower by a new lender.

            1.1.4. USE OF PROCEEDS. The proceeds of the Revolver Loans shall be used by Borrower during the pendency of the Chapter 11 Case exclusively for one or more of the following purposes: (i) to pay expenditures described in the Budgets or, with Agent's and Lenders' consent after the occurrence of an Event of Default, to fund the costs of an orderly liquidation of the Collateral to the extent approved by Agent and Lenders; (ii) to pay fees required to be paid to the office of the United States Trustee; (iii) to pay, or to fund deposits to the Professional Expense Escrow pursuant to the Financing Orders for the payment of, Professional Expenses of Professional Persons subject to allowance by order of the Court and Borrower's receipt of an itemized billing and expense statement from such Professional Person; (iv) to pay any fees, expenses or reimbursement obligations to Bank or Fleet pursuant to the Pre-Petition Loan Documents with respect to any Letter of Credit; (v) to pay any of the Obligations; (vi) to pay adequate protection payments to holders of Claims secured by valid Liens on any pre-Petition Date assets of Borrower, to the extent authorized by order of the Court; (vii) to pay the Claims of Critical Vendors, to the extent authorized by order of the Court; (viii) to make payments to P&G pursuant to the Pre-Petition P&G Settlement; and (ix) to pay other expenses authorized by order of the Court. Notwithstanding anything to the contrary contained herein, in no event shall proceeds of Revolver Loans be used to pay Professional Expenses incurred in connection with the assertion of or joinder in any claim, counterclaim, action, contested matter, objection, defense or other proceeding, the purpose of which is to seek or the result of which would be to obtain any order, judgment, declaration, or similar relief (a) invalidating, setting aside, avoiding or subordinating, in whole or in part, any of the Pre-Petition Debt or Obligations or Liens and security interests in any of the Collateral granted to Agent under this Agreement or the Financing Orders or under any of the Pre-Petition Loan Documents; (b) declaring any of the DIP Financing Documents or Pre-Petition Loan Documents to be invalid, not binding or unenforceable in any respect; (c) preventing, enjoining, hindering or otherwise delaying Agent's or any Lender's enforcement of any of the DIP Financing Documents or Pre-Petition Loan Documents or any realization upon any Collateral (unless such enforcement or realization is in direct violation of an explicit provision in any of the Financing Orders);
(d) declaring any Liens granted or purported to be granted under any of the DIP Financing Documents or Pre-Petition Loan Documents to have a priority other than the priority set forth therein; (e) objecting to the amount or method of calculation by Agent or Lenders of the Pre-Petition Debt or any of the Obligations or any accounting rendered by Agent or Lenders with respect to any of those obligations; or (f) seeking to use the cash proceeds of any of the Collateral without the prior written consent of Agent and the Required Lenders. Nothing in this SECTION 1.1.4 shall be construed to waive Agent's or any Lender's right to object to any requests, motions or applications made in or filed with the Court, including any applications for interim or final allowances of Professional Expenses.

            1.1.5. REVOLVER NOTES. The Revolver Loans made by each Lender and interest accruing thereon shall be evidenced by the records of Agent and such Lender and by the Revolver Note payable to such Lender (or the assignee of such Lender), which shall be executed by Borrower, completed in conformity with this Agreement and delivered to such Lender on the Closing Date. All outstanding principal amounts and accrued interest under the Revolver Notes shall be due and payable as set forth in SECTION 4.2 hereof.

            SECTION 2. INTEREST, FEES AND CHARGES

                    2.1.  INTEREST.

            2.1.1. RATES OF INTEREST. Borrower agrees to pay interest in respect of all unpaid principal amounts of the Revolver Loans from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration or otherwise) at a rate per annum equal to the lesser of (i) 1% plus the Base Rate in effect from time to time or (ii) the Maximum Rate.

            The rate of interest for all Revolver Loans shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. If a Revolver Loan is repaid on the same day made, one day's interest shall be paid on such Revolver Loan. The Base Rate on the date hereof is 9.5% per annum and, therefore, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 10.5% per annum with respect to any portion of the Revolver Loans.

            2.1.2. DEFAULT RATE OF INTEREST. >From and after the occurrence of any Event of Default, the principal amount of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) shall bear interest at the Default Rate. Borrower acknowledges that the cost and expense to Agent and each Lender attendant upon the occurrence of an Event of Default are difficult to ascertain or estimate and that the Default Rate is a fair and reasonable estimate to compensate Agent and Lender for such added cost and expense.

                     2.2.  FEES.

            2.2.1. COMMITMENT FEE. Borrower shall pay to Agent, for the Pro Rata benefit of Lenders, a commitment fee of 1% of the Commitments, which shall be fully earned and, except to the extent otherwise required by Applicable Law, non-refundable and shall be paid concurrently with the entry of the Interim Financing Order.

            2.2.2. UNUSED LINE FEE. Borrower shall pay to Agent, for the Pro Rata benefit of Lenders, a fee equal to 0.25% per annum of the amount by which the Average Loan Balance for any month (or portion thereof that the Commitments are in effect) is less than $25,000,000, such fee to be paid on the first day of the following month; but if the Commitments are terminated on a day other than the first day of a month, then any such fee payable for the month in which termination shall occur shall be paid on the effective date of such termination.

            2.2.3. LC FACILITY FEES. Borrower shall pay all costs, fees and expenses at any time payable to Bank, Fleet or any other Pre-Petition Lender with respect to Letters of Credit in accordance with the Pre-Petition Loan Documents.

                           2.2.4.   AUDIT AND APPRAISAL  FEES.  Borrower shall
be obligated to reimburse Agent and Lenders for all reasonable costs and expenses incurred by Agent or any Lender in connection with all audits and appraisals of any Obligor's books and records and such other matters pertaining to any Obligor or any Collateral as Agent or any such Lender shall deem appropriate.

            2.2.5. COLLATERAL MONITORING FEE. In consideration of Agent's role in monitoring Collateral, Borrower shall pay to Agent an annual collateral monitoring fee of $35,000 per year, which fee shall be payable monthly in advance in an amount equal to 1/12th of such fee, commencing on the Closing Date and on the first day of each month thereafter.

            2.2.6. GENERAL PROVISIONS. All fees shall be fully earned by the identified recipient thereof pursuant to the foregoing provisions of this Agreement on the due date thereof and, except as otherwise set forth herein or required by Applicable Law, shall not be subject to rebate, refund or proration. All fees provided for in SECTION 2.2 are and shall be deemed to be compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money.

                     2.3. COMPUTATION OF INTEREST AND FEES. Interest shall be calculated on a daily basis, commencing on the date hereof, and shall be payable monthly, in arrears, on the first day of each month. All interest, fees and other charges provided for in this Agreement shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. Borrower acknowledges that the calculation of interest on the basis of a 360-day year, as opposed to a year of 365 days, results in a higher effective rate of interest hereunder. For purposes of computing interest hereunder, all Payment Items received by Agent shall be deemed applied by Agent on account of the Obligations (subject to Full Payment of such items) one Business Day after Agent receives such items in immediately available funds in the Payment Account, and Agent shall be deemed to have received such Payment Item on the date specified in SECTION 4.6 hereof.

                         2.4. REIMBURSEMENT OBLIGATIONS.

            2.4.1. Borrower shall reimburse Agent and each Lender for all reasonable legal, accounting, appraisal and other fees and expenses incurred by Agent or any Lender in connection with (i) the negotiation and preparation of any of the DIP Financing Documents, any amendment or modification thereto, any waiver of any Default or Event of Default thereunder, or any restructuring or forbearance with respect thereto; (ii) the administration of the DIP Financing Documents and the transactions contemplated thereby, to the extent that such fees and expenses are expressly provided for in this Agreement or any of the other DIP Financing Documents; (iii) action taken to perfect or maintain the perfection or priority of any of Agent's Liens with respect to any of the Collateral; (iv) any inspection of or audits conducted with respect to any of Borrower's books and records or any of the Collateral; (v) any effort to verify, protect, preserve, or restore any of the Collateral or to collect, sell, liquidate or otherwise dispose of or realize upon any of the Collateral; (vi) any litigation, contest, dispute, suit, proceeding or action (whether instituted by or against Agent, any Lender, any Obligor or any other Person) in any way arising out of or relating to any of the Collateral (or the validity, perfection or priority of any of Agent's Liens thereon), any of the DIP Financing Documents or the validity, allowance or amount of any of the Obligations; (vii) the protection or enforcement of any rights or remedies of Agent or any Lender in any Insolvency Proceeding; and (viii) any other action taken by Agent or any Lender to enforce any of the rights or remedies of Agent or such Lender against any Obligor or any Account Debtors to enforce collection of any of the Obligations or payments with respect to any of the Collateral. All amounts chargeable to Borrower under this SECTION 2.4 shall constitute Obligations that are secured by all of the Collateral and shall be payable ON DEMAND to Agent. Borrower shall also reimburse Agent for reasonable expenses incurred by Agent in its administration of any of the Collateral to the extent and in the manner provided in SECTION 7 hereof or in any of the other DIP Financing Documents. The foregoing shall be in addition to, and shall not be construed to limit, any other provision of any of the DIP Financing Documents regarding the reimbursement by Borrower of costs, expenses or liabilities suffered or incurred by Agent or any Lender.

            2.4.2. If at any time Agent or (with the consent of Agent) any Lender shall agree to indemnify any Person (including Bank) against losses or damages that such Person may suffer or incur in its dealings or transactions with Borrower, or shall guarantee any liability or obligation of Borrower to such Person, or otherwise shall provide assurances of Borrower's payment or performance under any agreement with such Person, including indemnities, guaranties or other assurances of payment or performance given by Agent or any Lender with respect to Cash Management Agreements or Letters of Credit, then the Contingent Obligation of Agent or any Lender providing any such indemnity, guaranty or other assurance of payment or performance, together with any payment made or liability incurred by Agent or any Lender in connection therewith, shall constitute Obligations that are secured by the Collateral and Borrower shall repay, ON DEMAND, any amount so paid or any liability incurred by Agent or any Lender in connection with any such indemnity, guaranty or assurance. Nothing herein shall be construed to impose upon Agent or any Lender any obligation to provide any such indemnity, guaranty or assurance. The foregoing agreement of Borrower shall apply regardless of Borrower's knowledge of the existence thereof, and shall be in addition to any of the provision of the DIP Financing Documents regarding reimbursement by Borrower of costs, expenses or liabilities suffered or incurred by Agent or any Lender.

                     2.5. BANK CHARGES. Borrower shall pay to Agent, ON DEMAND, any and all fees, costs or expenses which Agent or any Lender pays to a bank or other similar institution (including any fees paid by Agent or any Lender to any Participant) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower by Agent or any Lender of proceeds of Revolver Loans made by Lenders to Borrower pursuant to this Agreement and (ii) the depositing for collection by Agent or any Lender of any Payment Item received or delivered to Agent or any Lender on account of the Obligations. Borrower acknowledges and agrees that Agent may charge such costs, fees and expenses to Borrower based upon Agent's good faith estimate of such costs, fees and expenses as they are incurred by

Agent or any Lender.

                     2.6. CAPITAL ADEQUACY. If any Lender determines that after the date hereof (a) the adoption of any Applicable Law regarding capital requirements for banks or bank holding companies or the subsidiaries thereof,
(b) any change in the interpretation or administration of any such Applicable Law by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by such Lender or its holding company with any request or directive of any such Governmental Authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's and its holding company's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of such Lender's commitment to make the Revolver Loans pursuant hereto by any amount deemed by such Lender to be material:

                     (i) Agent shall promptly, after its receipt of a certificate from such Lender setting forth such Lender's determination of such occurrence, give notice thereof to Borrower and Lenders; and

                     (ii) Borrower shall pay to Agent, for the account of such Lender, as an additional fee from time to time, ON DEMAND, such amount as such Lender certifies to be the amount reasonably calculated to compensate such Lender for such reduction.

      A certificate of such Lender claiming entitlement to compensation as set forth above will be conclusive in the absence of manifest error. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to such Lender (including the basis for such Lender's determination of such amount), and the method by which such amounts were determined. In determining such amount, such Lender may use any reasonable averaging and attribution method. For purposes of this SECTION 2.6 all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender.

      2.7. MAXIMUM INTEREST. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the Maximum Rate, nor shall any provisions hereof be construed as a contract to pay, for the use, forbearance or detention of money with interest at a rate or in an amount in excess of the Maximum Rate. If any provisions of this Agreement or the Notes contravene any such law, such provisions shall be deemed amended to conform to such law. Notwithstanding anything to the contrary contained herein, no provision of this Agreement or the Notes shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Agreement, the Notes or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Borrower nor the sureties, guarantors, successors or assigns of Borrower shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Agreement and the Notes; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and Agent shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Agreement and the Notes so that the interest for the entire term does not exceed the Maximum Rate.

SECTION 3.  LOAN ADMINISTRATION

      3.1. MANNER OF BORROWING AND FUNDING REVOLVER LOANS. Borrowings under the Commitments established pursuant to SECTION 1 hereof shall be made and funded as follows:

            3.1.1.   NOTICE OF BORROWING.

                     (i) Whenever Borrower desires to make a Borrowing under this Agreement, Borrower shall give Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing request (a "Notice of Borrowing"), which shall be in the form of EXHIBIT B annexed hereto and signed by an authorized officer of such Borrower. Such Notice of Borrowing shall be given by Borrower no later than 11:00 a.m. at the office of Agent designated by Agent from time to time on the Business Day of the requested funding date of such Borrowing. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Each Notice of Borrowing (or telephonic notice thereof) shall be irrevocable and shall specify (a) the principal amount of the Borrowing and (b) the date of Borrowing (which shall be a Business Day).

                     (ii) Unless payment is otherwise timely made by Borrower, the becoming due of any amount required to be paid under this Agreement or any of the other DIP Financing Documents with respect to the Obligations (whether as principal, accrued interest, fees or other charges, including the repayment of any LC Outstandings) shall be deemed irrevocably to be a request for Revolver Loans on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges, and the proceeds of such Revolver Loans may be disbursed by way of direct payment of the relevant Obligation. Neither Agent nor any Lender shall have any obligation to Borrower to honor any deemed request for a Revolver Loan when an Out-of-Formula Condition exists or would result therefrom, but may do so in their discretion and without regard to the existence of, and without being deemed to have waived, any Default or

      Event of Default.

                     (iii) As an accommodation to Borrower, Agent and Lenders may permit telephonic requests for Borrowings and electronic transmittal of instructions, authorizations, agreements or reports to Agent by Borrower. Neither Agent nor any Lender shall have any liability to Borrower for any loss or damage suffered by Borrower as a result of Agent's or any Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent or Lenders by Borrower and neither Agent nor any Lender shall have any duty to verify the origin of any such communication or the identity or authority of the Person sending it.

            3.1.2. FUNDINGS BY LENDERS. Subject to its receipt of notice from Agent of a Notice of Borrowing as provided in SECTION 3.1.1(I) (except in the case of a deemed request by Borrower for a Revolver Loan as provided in SECTION 3.1.1(II) hereof, in which event no Notice of Borrowing need be submitted), each Lender shall timely honor its Commitment by funding its Pro Rata share of each Borrowing of Revolver Loans that is properly requested by Borrower and that Borrower is entitled to receive under this Agreement. Agent shall endeavor to notify Lenders of each Notice of Borrowing (or deemed request for a Borrowing pursuant to SECTION 3.1.1(II) hereof), by 12:00 noon on the proposed funding date. Each Lender shall deposit with Agent an amount equal to its Pro Rata share of the Borrowing requested or deemed requested by Borrower at Agent's designated bank in immediately available funds not later than 2:00 p.m. on the date of funding of such Borrowing, unless Agent's notice to Lenders is received after 12:00 noon on the proposed funding date of a Revolver Loan, in which event Lenders shall deposit with Agent their respective Pro Rata shares of the requested Borrowing on or before 11:00 a.m. of the next Business Day. Subject to its receipt of such amounts from Lenders, Agent shall make the proceeds of the Revolver Loans received by it available to Borrower by disbursing such proceeds in accordance with Borrower's disbursement instructions set forth in the applicable Notice of Borrowing. Unless Agent shall have been notified in writing by a Lender prior to the proposed time of funding that such Lender does not intend to deposit with Agent an amount equal such Lender's Pro Rata share of the requested Borrowing (or deemed request for a Borrowing pursuant to SECTION 3.1.1(II) hereof), Ag ent may assume that such Lender has deposited or promptly will deposit its share with Agent and Agent may in its discretion disburse a corresponding amount to Borrower on the applicable funding date. If a Lender's Pro Rata share of such Borrowing is not in fact deposited with Agent, then, if Agent has disbursed to Borrower an amount corresponding to such share, then such Lender agrees to pay, and in addition Borrower agrees to repay, to Agent forthwith ON DEMAND such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed by Agent to or for the benefit of Borrower until the date such amount is paid or repaid to Agent, (a) in the case of Borrower, at the interest rate applicable to such Borrowing and
(b) in the case of such Lender, at the Federal Funds Rate. If such Lender repays to Agent such corresponding amount, such amount so repaid shall constitute a Revolver Loan, and if both such Lender and Borrower shall have repaid such corresponding amount, Agent shall promptly return to Borrower such corresponding amount in same day funds. A notice of Agent submitted to any Lender with respect to amounts owing under this SECTION 3.1.2 shall be conclusive, absent manifest error.

            3.1.3. DISBURSEMENT AUTHORIZATION. Borrower hereby irrevocably authorizes Agent to disburse the proceeds of each Revolver Loan requested by Borrower, or deemed to be requested pursuant to SECTION 3.1.1, as follows: (i) the proceeds of each Revolver Loan requested under SECTION 3.1.1(I) shall be disbursed by Agent in accordance with the terms of the written disbursement letter from Borrower in the case of the initial Borrowing, and, in the case of each subsequent Borrowing, by wire transfer to the Funding Account or such bank account as may be agreed upon by Borrower and Agent from time to time in writing; and (ii) the proceeds of each Revolver Loan requested under SECTION 3.1.1(II) shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation. Any proceeds disbursed in payment of any of the Obligations shall be deemed to have been received by Borrower.

                     3.2. DEFAULTING LENDER. If any Lender shall, at any time, fail to make any payment to Agent or Fleet that is required hereunder, Agent may, but shall not be required to, retain payments that would otherwise be made to such defaulting Lender hereunder and apply such payments to such defaulting Lender's defaulted obligations hereunder, at such time, and in such order, as Agent may elect in its sole discretion. With respect to the payment of any funds from Agent to a Lender or from a Lender to Agent, the party failing to make the Full Payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Rate. The failure of any Lender to fund its portion of any Revolver Loan shall not relieve any other Lender of its obligation, if any, to fund its portion of the Revolver Loan on the date of Borrowing, but no Lender shall be responsible for the failure of any other Lender to make any Revolver Loan to be made by such Lender on the date of any Borrowing. Solely for purposes of voting or consenting to matters with respect to any of the DIP Financing Documents, Collateral or any Obligations and determining a defaulting Lender's Pro Rata share of payments and proceeds of Collateral, a defaulting Lender shall not be deemed to be a "Lender" and such Lender's Commitment shall be deemed to be zero (0). The provisions of this SECTION 3.2 shall be solely for the benefit of Agent and Lenders and may not be enforced by Borrower.

                     3.3. ALL REVOLVER LOANS TO CONSTITUTE ONE OBLIGATION. The Revolver Loans shall constitute one general Obligation of Borrower and shall be secured by Agent's Lien upon all of the Collateral; PROVIDED, however, that Agent and each Lender shall be deemed to be a creditor of Borrower and the holder of a separate claim against Borrower to the extent of any Obligations owed by Borrower to Agent or such Lender.

            SECTION 4. PAYMENTS

      4.1. GENERAL PAYMENT PROVISIONS. All payments (including all prepayments) of principal of and interest on the Revolver Loans and other Obligations that are payable to Agent or any Lender shall be made to Agent in Dollars without any offset or counterclaim and free and clear of (and without deduction for) any present or future Taxes, and, with respect to payments made other than by application of balances in the Payment Account, in immediately available funds not later than 12:00 noon on the due date (and payment made after such time on the due date to be deemed to have been made on the next succeeding Business Day). All payments received by Agent shall be distributed by Agent in accordance with SECTION 4.6 hereof, subject to the rights of offset that Agent may have as to amounts otherwise to be remitted to a particular Lender by reason of amounts due Agent from such Lender under any of the DIP Financing Documents.

      4.2.  REPAYMENT OF REVOLVER LOANS.

            4.2.1. PAYMENT OF PRINCIPAL. The outstanding principal amounts with respect to the Revolver Loans shall be due and payable as follows:

                     (i) The Revolver Loans shall be paid by Borrower to Agent, for the Pro Rata benefit of Lenders, immediately upon (a) each receipt by Agent, any Lender or Borrower of any proceeds of any of the Accounts or Inventory, to the extent either (1) the Revolving Credit Advances have been paid in full or (2) the same are proceeds of post-petition Accounts or Inventory and (b) the Commitment Termination Date. Such payments pursuant to clause (a) above shall not be a permanent reduction of the Commitments.

                     (ii) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if an Out-of-Formula Condition shall exist, Borrower shall, on the sooner to occur of Agent's demand or the first Business Day after Borrower has obtained knowledge of such Out-of-Formula Condition, repay the outstanding Revolver Loans in an amount sufficient to reduce the aggregate unpaid principal amount of all Revolver Loans by an amount equal to such excess.

            4.2.2. PAYMENT OF INTEREST. Interest accrued on each Revolver Loan shall be due and payable on the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month. Accrued interest shall also be paid by Borrower on the Commitment Termination Date.

                     4.3. PAYMENT OF OTHER OBLIGATIONS. The balance of the Obligations requiring the payment of money, including Extraordinary Expenses incurred by Agent or any Lender, shall be repaid by Borrower to Agent for allocation among Agent and Lenders as provided in this Agreement, as and when provided in the DIP Financing Documents, or, if no date of payment is otherwise specified in the DIP Financing Documents, ON DEMAND.

      4.4. MARSHALING; PAYMENTS SET ASIDE. Neither Agent nor any Lender shall be under any obligation to marshall any assets in favor of any Obligor or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Agent or Lenders or any of such Persons receives payment from the proceeds of any Collateral or exercises its right of setoff, and such payment or payments or the proceeds of Collateral or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. The provisions of the immediately preceding sentence of this SECTION 4.4 shall survive any termination of the Commitments and Full Payment of the Obligations.

      4.5.  AGENT'S ALLOCATION OF PAYMENTS AND COLLECTIONS.

            4.5.1. ALLOCATION OF PAYMENTS. All monies to be applied to the Obligations, whether such monies represent voluntary payments by one or more Obligors or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among Agent and such of the Lenders as are entitled thereto (and, with respect to monies allocated to Lenders, on a Pro Rata basis unless otherwise provided herein): (i) first, to Agent to pay principal and accrued interest on any portion of the Revolver Loans which Agent may have advanced on behalf of any Lender and for which Agent has not been reimbursed by such Lender or Borrower; (ii) second, to Agent to pay the amount of Extraordinary Expenses and amounts owing to Agent pursuant to SECTION
14.10 hereof that have not been reimbursed to Agent by Borrower or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans;
(iii) third, to Agent to pay any Indemnified Amount that has not been paid to Agent by Obligors or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans; (iv) fourth, to Agent to pay any fees due and payable to Agent; (v) fifth, to Lenders for any Indemnified Amount that they have paid to Agent and any Extraordinary Expenses that they have reimbursed to Agent or themselves incurred, to the extent that Lenders have not been reimbursed by Obligors therefor; (vi) sixth, to Fleet to pay principal and interest with respect to LC Outstandings, which payment shall be shared Pro Rata among Lenders; and (vii) seventh, to Lenders in payment of any other Obligations then outstanding to be shared among Lenders on a Pro Rata basis, or on such other basis as may be agreed upon in writing by Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of Borrower). The allocations set forth in this SECTION 4.5 are solely to determine the rights and priorities of Agent and Lenders as among themselves and may be changed by Agent and Lenders without notice to or the consent or approval of Borrower or any other Person. Notwithstanding anything herein to the contrary, Agent may, as provided in the Financing Orders, apply any proceeds of Collateral in existence on the Petition Date to the Pre-Petition Debt before application of same to the Obligations.

            4.5.2. ERRONEOUS ALLOCATION. Agent shall not be liable for any allocation or distribution of payments made by it in good faith and, if any such allocation or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from the other Lenders any payment in excess of the amount to which such other Lenders are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

      4.6. APPLICATION OF PAYMENTS AND COLLECTIONS. All Payment Items received by Agent by 12:00 noon, Dallas, Texas time, on any Business Day shall be deemed received on that Business Day. All Payment Items received by Agent after 12:00 noon, Dallas, Texas time, on any Business Day shall be deemed received on the following Business Day. Except to the extent that the manner of application to the Obligations of payments or proceeds of Collateral is expressly governed by other provisions of this Agreement, Borrower irrevocably waives the right to direct the application of any and all payments and Collateral proceeds at any time or times received by Agent or any Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Agent shall have the continuing exclusive right to apply and reapply any and all such payments and Collateral proceeds received at any time or times hereafter by Agent or its agent against the Obligations, in such manner as Agent may deem advisable, notwithstanding any entry by Agent upon any of its books and records. If as the result of Agent's collection of proceeds of Accounts and other Collateral as authorized by SECTION
7.2.6 a credit balance exists, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists.

      4.7.  LOAN ACCOUNTS; THE REGISTER; ACCOUNT STATED.

            4.7.1. LOAN ACCOUNTS. Each Lender shall maintain in accordance with its usual and customary practices an account or accounts (a "Loan Account") evidencing the Debt of Borrower to such Lender resulting from each Loan owing to such Lender from time to time, including the amount of principal and interest payable to such Lender from time to time hereunder and under each Note payable to such Lender. Any failure of a Lender to record in the Loan Account, or any error in doing so, shall not limit or otherwise affect the obligation of Borrower hereunder (or under any Note) to pay any amount owing hereunder to such Lender.

            4.7.2. THE REGISTER. Agent shall maintain a register (the "Register") which shall include a master account and a subsidiary account for each Lender and in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, (ii) the effective date and amount of each Assignment and Acceptance delivered to and accepted by it and the parties thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder or under the Notes, and (iv) the amount of any sum received by Agent from Borrower or any other Obligor and each Lender's share thereof. The Register shall be available for inspection by Borrower or any Lender at the offices of Agent at any reasonable time and from time to time upon reasonable prior notice.

            4.7.3. ENTRIES BINDING. The entries made in the Register and each Loan Account shall constitute rebuttably presumptive evidence of the information contained therein; PROVIDED, HOWEVER, that if a copy of information contained in the Register or any Loan Account is provided to any Obligor, or any Obligor inspects the Register or any Loan Account, at any time or from time to time, then the information contained in the Register or the Loan Account, as applicable, shall be conclusive and binding on such Obligor for all purposes absent manifest error, unless such Obligor notifies Agent in writing within 30 days after such Obligor's receipt of such copy or such Obligor's inspection of the Register or Loan Account of its intention to dispute the information contained therein.

      4.8. PREPAYMENTS. The Borrower may prepay the Revolver Loans at any time without premium or penalty.

      SECTION 5.     DIP TERM AND TERMINATION OF COMMITMENTS

            5.1. TERM OF COMMITMENTS. Subject to each Lender's right to cease making Revolver Loans to Borrower when any Default exists or upon the Commitment Termination Date, the Commitments shall be in effect for the DIP Term. The DIP Term may be extended by written agreement among Borrower, Agent and Lenders without further notice or hearing or order by the Court.

            5.2.     TERMINATION.

            5.2.1. TERMINATION BY AGENT. Agent may (and upon the direction of the Required Lenders, shall) terminate the DIP Facility (and all Commitments thereunder) at any time, without notice to Borrower, upon or after the occurrence of an Event of Default.

            5.2.2. TERMINATION BY BORROWER. Borrower may terminate the DIP Facility at any time upon 20 days prior written notice to Agent; provided, HOWEVER, no such termination by Borrower shall be effective until all of the Obligations and Pre-Petition Debt are paid in full. Any notice of termination given by Borrower shall be irrevocable unless Agent otherwise agrees in writing. Borrower may elect to terminate the DIP Facility in its entirety only. Agent and the Lenders irrevocably waive any early termination fee that would otherwise be payable upon payment of the Pre-Petition Debt and early termination of Pre-Petition Loan Agreement.

            5.2.3. EFFECT OF TERMINATION. On the Commitment Termination Date, all of the Obligations (including Contingent Obligations) shall be immediately due and payable, and Lenders shall have no further obligation to make any Loans. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the DIP Financing Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and all of its rights and remedies under the DIP Financing Documents notwithstanding such termination until Full Payment of the Obligations. With respect to any Obligations that are Contingent Obligations (including Obligations to repay any Professional Expense Advances if and when made pursuant to SECTION 1.1.3 hereof and to reimburse Fleet for any amounts paid pursuant to any outstanding LC Support), Borrower shall either deposit with Agent cash or procure and deliver to Agent a direct pay letter of credit naming Agent as beneficiary (to be in form and substance, and from an issuing bank, satisfactory to Agent), in each case in an amount not less than 105% of the aggregate amount of all such Contingent Obligations to Agent and Lenders. Notwithstanding the Full Payment of the Obligations, Agent shall not be required to terminate its security interests in any of the Collateral unless, with respect to any loss or damage Agent may incur as a result of the dishonor or return of any Payment Items applied to the

Obligations, Agent shall have received either (i) a written agreement, executed by Borrower and any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Agent and Lenders from any such loss or damage; or (ii) such monetary reserves and Liens on the Collateral for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent from any such loss or damage. The provisions of SECTIONS 2.4, 2.6, 4.4, and this SECTION 5.2.3 and all obligations of Borrower to indemnify Agent or any Lender pursuant to this Agreement shall in all events survive any termination of the Commitments.

            SECTION 6.     COLLATERAL SECURITY

                     6.1.  GRANT  OF  SECURITY  INTEREST  IN  COLLATERAL.   To
secure the prompt and Full Payment and performance of all of the Obligations, Borrower hereby grants to Agent, for the benefit of itself as Agent and for the Pro Rata benefit of Lenders, a continuing security interest in and Lien upon all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising (irrespective of whether the same existed on or was created or acquired after the Petition Date):

                     (i)      all Accounts;

                    (ii)      all Inventory;

                   (iii)      all Equipment;

                    (iv)      all General Intangibles;

                     (v)      all Instruments;

                    (vi)      all Chattel Paper;

                   (vii)      all Documents;

                  (viii)      all Investment Property;

                    (ix) all monies and other Property of any kind, now or at any time or times hereafter in the possession or under the control of Agent or a Lender or a bailee or Affiliate of a Lender, including any Cash Collateral in the Cash Collateral Account;

                     (x) all cash and non-cash proceeds of (i) through (x) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                    (xi) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (x) above.

In no event shall the Collateral include any Avoidance Claims or proceeds thereof and in no event shall the Liens described herein extend to the Professional Expense Escrow.

      6.2. OTHER COLLATERAL. In addition to the items of Property referred to in
SECTION 6.1 above, the Obligations shall also be secured by the Cash Collateral to the extent provided herein and all of the other items of Property from time to time described in any of the Security Documents as security for any of the Obligations.

      6.3. LIEN ON DEPOSIT ACCOUNTS. As additional security for the Full Payment and performance of the Obligations, Borrower hereby grants to Agent, for the benefit of itself as Agent and for the Pro Rata benefit of Lenders, a continuing security interest in and Lien upon, and hereby collaterally assigns to Agent, all of Borrower's right, title and interest in and to any deposits or other sums at any time credited to each such Deposit Account. In connection with the foregoing, Borrower hereby authorizes and directs each such bank or other depository to pay or deliver to Agent upon its written demand therefor made at any time upon the occurrence and during the continuation of an Event of Default and without further notice to Borrower (such notice being hereby expressly waived), all balances in each Deposit Account maintained by such Borrower with such depository for application to the Obligations then outstanding, and the rights given Agent in this Section shall be cumulative with and in addition to Agent's other rights and remedies in regard to the foregoing Property as proceeds of Collateral. Borrower hereby irrevocably appoints Agent as Borrower's attorney-in-fact to collect any and all such balances to the extent any such payment is not made to Agent by such bank or other depository after demand thereon is made by Agent pursuant hereto.

      6.4. GUARANTIES BY SUBSIDIARIES. Within 15 days after the date of this Agreement, each Person which is or hereafter becomes a Subsidiary shall execute and deliver to Agent (i) a guaranty in form and substance satisfactory to Agent, pursuant to which such Subsidiary guarantees the prompt payment and performance in full of all of the Obligations and (ii) documentation satisfactory to Agent pursuant to which such Subsidiary pledge its assets in support of this guarantee. With regard to each Person which is now or, with Agent's consent, hereafter becomes a Subsidiary of Borrower, Borrower shall execute or cause to be executed a pledge agreement in form and substance satisfactory to Agent, pursuant to which Agent, for itself and for the Pro Rata benefit of Lenders, is granted a first priority security interest in all of the Equity Interests in such Subsidiary. Borrower shall cause to be executed and delivered to Agent such legal opinions of foreign counsel, corporate and partnership documents and certificates as Agent or its counsel may require in connection with the documents executed and delivered pursuant to this Section. Notwithstanding the foregoing, this Section 6.4 shall be limited to requiring any Subsidiary to reaffirm its existing documentation executed in connection with the Pre-Petition Debt and affirming that the obligations secured thereby include the Obligations.

      6.5. LIEN PERFECTION; FURTHER ASSURANCES. Promptly after Agent's request therefor, but subject to SECTION 9.1.21, Borrower shall execute or cause to be executed and deliver to Agent such instruments, assignments, title certificates or other documents as are necessary under the UCC or other Applicable Law (including any motor vehicle certificates of title act) to perfect (or continue the perfection of) Agent's Lien upon the Collateral, and shall take such other action as may be requested by Agent to give effect to or carry out the intent and purposes of this Agreement. Unless prohibited by Applicable Law, Borrower hereby authorizes Agent to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

      6.6. LIENS UNDER FINANCING ORDERS. The Liens and security interests granted to Agent pursuant to the provisions of this SECTION 6 and pursuant to any of the other DIP Financing Documents shall be in addition to all Liens conferred upon Agent, for itself and for the Pro Rata benefit of Lenders, pursuant to the terms of the Financing Orders.

      6.7. LIEN PRIORITY. The Liens and security interests granted to Agent pursuant to the provisions of this SECTION 6 and pursuant to any of the DIP Financing Documents shall be first priority Liens and security interests in the Collateral owned by Borrower, except as expressly provided otherwise in the Financing Orders.

SECTION 7.  COLLATERAL ADMINISTRATION

      7.1.  GENERAL PROVISIONS.

            7.1.1. LOCATIONS OF COLLATERAL. All tangible items of Collateral, other than Inventory in transit, shall at all times be kept by Borrower at one or more of the business locations of Borrower described in SCHEDULE 7.1.1 hereof and shall not be moved therefrom, without the prior written approval of Agent, except that prior to an Event of Default and acceleration of the maturity of the Obligations in consequence thereof, Borrower may (i) make sales or other dispositions of any Collateral to the extent authorized by SECTION 9.2.4 hereof and (ii) may move Inventory or any record relating to any Collateral to a location in the United States other than those described in SCHEDULE 7.1.1, so long as Borrower has given Agent at least 30 days prior written notice of such new location and prior to moving any Inventory to such location Borrower has executed and delivered to Agent UCC-1 financing statements and any other appropriate documentation to perfect or continue the perfection of Agent's Liens with respect to such Inventory and all proceeds thereof.

            7.1.2. INSURANCE OF COLLATERAL; CONDEMNATION PROCEEDS. Borrower shall maintain and pay for insurance upon all Collateral, wherever located, covering casualty, hazard, public liability, and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Agent. All proceeds payable under each such policy shall be payable to Agent for application to the Obligations. Borrower shall deliver the originals or certified copies of such policies to Agent with lender's loss payable endorsements reasonably satisfactory to Agent, naming Agent as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Agent may, at its option, but shall not be required to, procure the same and charge Borrower therefor. Borrower agrees to deliver to Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. For so long as no Event of Default exists, Borrower shall have the right to settle, adjust and compromise any claim with respect to any insurance maintained by Borrower provided that all proceeds thereof are applied in the manner specified in this Agreement, and Agent agrees promptly to provide any necessary endorsement to any checks or drafts issued in payment of any such claim. At any time that an Event of Default exists, only Agent shall be authorized to settle, adjust and compromise such claims. Agent shall have all rights and remedies with respect to such policies of insurance as are provided for in this Agreement and the other DIP Financing Documents.

            7.1.3. PROTECTION OF COLLATERAL. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes imposed under any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by Agent to any Person to realize upon any Collateral shall be borne and paid by Borrower. If Borrower fails to pay promptly any portion thereof when due, Agent may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at Borrower's sole risk.

            7.1.4. DEFENSE OF TITLE TO COLLATERAL. Borrower shall at all times defend its title to the Collateral and Agent's Liens therein against all Persons and all claims and demands whatsoever.

                        7.2. ADMINISTRATION OF ACCOUNTS.

            7.2.1. RECORDS AND SCHEDULES OF ACCOUNTS. Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Agent on such periodic basis as Agent shall request a sales and collections report for the preceding period, in form satisfactory to Agent. On or before the 20th day of each month from and after the date hereof, Borrower shall deliver to Agent and Lenders, in form acceptable to Agent and Lenders, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Agent's request therefor, copies of proof of delivery and a copy of all documents, including repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Agent shall reasonably request. In addition, if Accounts in an aggregate face amount in excess of $200,000 cease to be Eligible Accounts in whole or in part, Borrower shall notify Agent of such occurrence promptly (and in any event within 2 Business Days) after Borrower's having obtained knowledge of such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. At the request of Agent made at any time, each Borrower shall deliver to Agent copies of invoices or invoice registers related to all of its Accounts.

            7.2.2. DISCOUNTS, DISPUTES AND RETURNS. If Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrower shall report such discounts, allowances or credits, as the case may be to Agent as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $100,000 are in dispute between Borrower and any Account Debtor, or if any returns are made in excess of $100,000 with respect to any Accounts owing from an Account Debtor, Borrower shall provide Agent with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute or return, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default, Agent shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of any Accounts comprising a part of the Collateral upon such terms and conditions as Agent may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrower.

            7.2.3. TAXES. If an Account of Borrower includes a charge for any Taxes payable to any governmental taxing authority, Agent is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor; PROVIDED, HOWEVER, that neither Agent nor Lenders shall be liable for any Taxes that may be due by Borrower.

            7.2.4. ACCOUNT VERIFICATION. Whether or not a Default or an Event of Default exists, Agent shall have the right at any time, in the name of Agent, any designee of Agent or Borrower to verify the validity, amount or any other matter relating to any Accounts of Borrower by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

            7.2.5. MAINTENANCE OF DOMINION ACCOUNT. Borrower shall maintain a Dominion Account pursuant to a lockbox or other arrangement acceptable to Agent and, in the case of such Dominion Account and lockbox arrangement, with Bank or with such other bank as may be selected by Borrower and be acceptable to Agent. Borrower shall issue to each such lockbox bank an irrevocable letter of instruction directing such bank to deposit all payments or other remittances received in the lockbox to the Dominion Account. Borrower shall enter into agreements, in form satisfactory to Agent, with each bank at which a Dominion Account is maintained by which such bank shall immediately transfer to the Payment Account all monies deposited to the Dominion Account. All funds deposited in each Dominion Account shall be subject to Agent's Lien. Borrower shall obtain the agreement (in favor of and in form and content satisfactory to Agent and Lenders) by each bank at which a Dominion Account is maintained to waive any offset rights against the funds deposited into such Dominion Account, except offset rights in respect of charges incurred in the administration of such Dominion Account. Neither Agent nor Lenders assume any responsibility to Borrower for such lockbox arrangement or Dominion Account, including any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

            7.2.6. COLLECTION OF ACCOUNTS AND PROCEEDS OF COLLATERAL. To expedite collection, Borrower shall endeavor in the first instance to make collection of Borrower's Accounts for Agent and Lenders. All Payment Items received by Borrower in respect of its Accounts, together with the proceeds of any other Collateral, shall be held by Borrower as trustee of an express trust for Agent's benefit and Borrower shall immediately deposit same in kind in the Dominion Account. Agent retains the right at all times after the occurrence of a Default or an Event of Default to notify Account Debtors of Borrower that Accounts have been assigned to Agent and to collect Accounts directly in its own name and to charge to Borrower the collection costs and expenses, incurred by Agent or Lenders, including reasonable attorneys' fees. Agent may participate in and observe each physical count or inventory, which participation shall be at Borrower's expense at any time that an Event of Default exists.

                        7.3. ADMINISTRATION OF INVENTORY.

            7.3.1. RECORDS AND REPORTS OF INVENTORY. Borrower shall keep accurate and complete records of its Inventory and shall furnish Agent and Lenders inventory reports, including (i) daily reports listing Borrower's daily sales and collections; (ii) daily reports listing Borrower's finished goods Inventory and (iii) weekly reports listing Borrower's raw materials Inventory, all in form and detail satisfactory to Agent and certified to be true and correct by the chief financial officer (or any other officer acceptable to Agent in its sole discretion) of Borrower. Borrower shall conduct a physical inventory of Borrower's Inventory no less frequently than annually and periodic cycle counts consistent with Borrower's historical practices, and shall provide to Agent and Lenders a report based on each such physical inventory and cycle count promptly after completion thereof, together with such supporting information as Agent shall request.

            7.3.2. RETURNS OF INVENTORY. Borrower shall not return any of its Inventory to a supplier or vendor thereof, or any other Person, whether for cash, credit against future purchases or then existing payables, or otherwise, unless (i) such return is in the ordinary course of business of Borrower and such Person; (ii) no Default or Event of Default exists or would result therefrom; (iii) the return of such Inventory will not result in an Out-of-Formula Condition; (iv) Borrower promptly notifies Agent thereof if the aggregate Value of all Inventory returned in any month exceeds $100,000; (v) any payments received by Borrower in connection with any such return as promptly turned over to Agent for application to the Obligations; and (vi) such return is not made for the purpose of allowing such Person to credit its claim against Borrower arising prior to the Petition Date.

      7.4.  ADMINISTRATION OF EQUIPMENT.

            7.4.1. RECORDS AND SCHEDULES OF EQUIPMENT. Borrower shall keep accurate records itemizing and describing the kind, type, quality, quantity and cost of its Equipment and all dispositions made in accordance with SECTION 7.4.2 hereof, and shall furnish Agent and Lenders with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Agent. Promptly after request therefor by Agent, Borrower shall deliver to Agent and Lenders any and all evidence of ownership, if any, of any of the Equipment.

            7.4.2. DISPOSITIONS OF EQUIPMENT. Borrower will not sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Agent; PROVIDED, HOWEVER, that the foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (i) dispositions of Equipment which, in the aggregate during any consecutive 12-month period, has a fair market value or book value, whichever is less, of $250,000 or less, provided that all Net Proceeds thereof are remitted to Agent for application first to any Pre-Petition Debt outstanding in such order of application as Agent may elect and then to the Obligations, or
(ii) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens, and Borrower shall have given Agent at least 10 days prior written notice of such disposition.

            7.4.3. CONDITION OF EQUIPMENT. The Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. Borrower will not permit any of the Equipment to become affixed to any real Property leased to Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Agent, and Borrower will not permit any of the Equipment to become an accession to any personal Property that is subject to a Lien unless the Lien is a Permitted Lien.

      7.5. BORROWING BASE CERTIFICATES. On the Closing Date and on or before the third Business Day of each week after the Closing Date (or with such greater frequency as Agent may request), Borrower shall deliver to Agent a Borrowing Base Certificate, prepared as of the close of business of the previous week, and at such other times as Agent may request. All calculations of Availability in connection with any Borrowing Base Certificate shall originally be made by Borrower and certified by a Senior Officer to Agent, provided that Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (i) to reflect its reasonable estimate of declines in value of any of the Collateral described therein and (ii) to the extent that such calculation is not in accordance with this Agreement or does not accurately reflect the amount of the Availability Reserve.

SECTION 8.  REPRESENTATIONS AND WARRANTIES

      8.1. GENERAL REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Agreement and to make available the Commitments, Borrower warrants and represents to Agent and Lenders that:

            8.1.1. ORGANIZATION AND QUALIFICATION. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, has the power to own Properties and to transact the business in which it is presently engaged or proposed to be engaged and is duly qualified and in good standing in each jurisdiction in which it presently is, or proposes to be, engaged in business.

            8.1.2. POWER AND AUTHORITY. The execution, delivery and performance by Borrower of the DIP Financing Documents are within Borrower's corporate power, has been duly authorized by all necessary or proper corporate action and, on the date of initial funding of Loans hereunder, will be authorized by the Interim Financing Order pursuant to Sections 363 and 364 of the Bankruptcy Code; are not in contravention of any provision of their own Organizational Documents; will not violate any Applicable Law (following entry of the Interim Financing Order); does not require the consent or approval of any Governmental Authority or any other Person other than the entry by the Court of the Interim Financing Order and thereafter the Final Financing Order.

            8.1.3. ENFORCEABLE AGREEMENTS. Each of the DIP Financing Documents has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against each Borrower in accordance with its terms.

            8.1.4. PRIORITY OF LIENS. Upon entry of the Interim Financing Order, and thereafter upon entry of the Final Financing Order, the security interests granted pursuant to the DIP Financing Documents constitute valid, enforceable, perfected and first priority Liens on the Collateral owned by Borrower, except to the extent otherwise expressly provided in the Financing Orders and except for Permitted Liens.

            8.1.5. PLACES OF BUSINESS. Borrower has no office or place of business, nor does Borrower store any Collateral, at any location other than those identified in SCHEDULE 7.1.1.

            8.1.6. COMPLIANCE WITH LAWS. All of Borrower's business, operations and Properties are conducted, maintained and owned in accordance with Applicable Law, including all Environmental Laws, except to the extent that any such noncompliance could not reasonably be expected to have a Material Adverse Effect and except as heretofore described by Borrower in filings with the SEC.

            8.1.7. GOVERNMENTAL APPROVALS. Borrower has obtained and holds in full force and effect all Governmental Approvals necessary for the operation of its business as presently and proposed to be constructed to the extent that the failure to obtain same could not reasonably be expected to have a Material Adverse Effect.

            8.1.8. NO ADVERSE CHANGES. Since the Petition Date, no event has occurred that has or could reasonably be expected to have a Material Adverse Effect.

            8.1.9. TAXES. The FEIN of Borrower is as shown in the Pre-Petition Loan Agreement, and Borrower has filed all federal, state and local tax returns and other reports that it is required by Applicable Law to file and has paid, or made for provision of the payment of, all Taxes upon it, its income and properties as and when such Taxes are due and payable, except to the extent being Properly Contested.

            8.1.10. BROKERS. There are no claims for brokerage commissions, finders' fees or investment banking fees in connection with the transactions contemplated by this Agreement or any of the other DIP Financing Documents.

            8.1.11. NO DEFAULT. No Default or Event of Default exists at the time, or would result from the funding, of any Revolver Loan or other extension of credit hereunder;

            8.1.12. ACCOUNTS. With respect to each Account of Borrower that is included by Borrower in its calculation of the Borrowing Base and for so long as it is so included, such Account is genuine and in all respects what it purports to be and is not evidenced by a judgment; arises out of a completed sale and delivery of goods or rendition of services by Borrower in the Ordinary Course of Business and substantially in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor; is for a sum certain maturing, as stated in the duplicate invoice covering such sale, a copy of which is available to Agent upon request; such Account is absolutely owing to such Borrower and is not contingent in any respect or for any reason, and the Account is not subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition, except for disputes resulting in returned goods where the amount in controversy is deemed by Agent to be immaterial; the contract under which such Account arose does not condition or restrict Borrower's right to assign to Agent the right to payment thereunder; Borrower has not made any agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, other than deductions, discounts and allowances that are granted in the ordinary course of business for prompt payment and are reflected in the calculation of the net amount of each respective invoice related thereto and reflected in the Schedule of Accounts submitted to Agent pursuant to this Agreement; to the best of Borrower's knowledge, such Account Debtor is Solvent; and there are no facts, events or occurrences that are reasonably likely to impair the validity or enforceability of any such Accounts or reduce the amount payable thereunder from the face amount of the invoice with respect thereto.

            8.1.13. INTELLECTUAL PROPERTY. Each of Borrower and its Subsidiaries owns or has the lawful right to use all Intellectual Property necessary for the present and planned future conduct of its business without any conflict with the rights of others; there is no objection to, or pending (or, to Borrower's knowledge, threatened) Intellectual Property Claim with respect to, Borrower's or any Subsidiary's right to use any such Intellectual Property and Borrower is not aware of any grounds for challenge or objection thereto; and, except as may be disclosed on SCHEDULE 8.1.13, neither Borrower nor any Subsidiary pays any royalty or other compensation to any Person for the right to use any Intellectual Property. All such Intellectual Property and other similar rights are listed on SCHEDULE 8.1.13 hereto, to the extent they are registered under any Applicable Law or are otherwise material to Borrower's or any Subsidiary's business.

            8.1.14. BURDENSOME CONTRACTS. Neither Borrower nor any of the Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which has or could be reasonably expected to have a Material Adverse Effect. Neither Borrower nor any of the Subsidiaries is a party or subject to any Restrictive Agreements, except as set forth on SCHEDULE 8.1.14 hereto (which may be updated on or before 14 days following the Petition Date), none of which prohibit the execution or delivery of any of the DIP Financing Documents by any Obligor or the performance by any Obligor of its obligations under any of the DIP Financing Documents to which it is a party, in accordance with the terms of such DIP Financing Documents.

            8.1.15. ERISA. Except as disclosed on SCHEDULE 8.1.15 hereto, neither Borrower nor any of the Subsidiaries has any Plan on the date hereof. Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that is reasonably likely to result in a material adverse change in the financial condition of Borrower or any of the Subsidiaries exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

            8.1.16. LABOR MATTERS. Except as described on SCHEDULE 8.1.16 hereto, neither Borrower nor any of the Subsidiaries is a party to any collective bargaining agreement on the date hereof. On the date hereof, there are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any Subsidiary's employees, or, to Borrower's knowledge, any threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

            8.1.17. NOT A REGULATED ENTITY. No Obligor is (i) an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940; (ii) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935; or (iii) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any public utilities code or any other Applicable Law regarding its authority to incur Debt.

            8.1.18. MARGIN STOCK. Neither Borrower nor any of the Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

            8.1.19. CUSTOMER AND TRADE RELATIONS. There exists no actual or threatened termination, cancellation or limitation of, or any materially adverse modification or change in, the business relationship between Borrower and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower, or with any material supplier or group of suppliers, and there exists no condition or state of facts or circumstances which is reasonably likely to have a Material Adverse Effect or prevent Borrower from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                     8.2. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. All of the foregoing representations and warranties made by Borrower in this Agreement or in any of the other DIP Financing Documents shall survive the execution and delivery of this Agreement and such other DIP Financing Documents, and shall be deemed to have been remade and reaffirmed on each day that any Obligations are outstanding or that Borrower requests or is deemed to have requested the funding of a Revolver Loan under the DIP Facility, except for changes that may occur after the date hereof in the Ordinary Course of Business as long Agent and Lenders have consented to such changes or such changes are not violative of any provision of this Agreement.

            SECTION 9.     COVENANTS AND CONTINUING AGREEMENTS

                     9.1. AFFIRMATIVE COVENANTS. During the DIP Term and thereafter until Full Payment of the Obligations, Borrower covenants that it shall and shall cause each of its Subsidiaries to:

            9.1.1. BUSINESS AND EXISTENCE. Preserve and maintain its separate corporate existence and all rights, privileges, and franchises in connection therewith, and maintain its qualification and good standing in all states in which such qualification is necessary to the ownership of its Properties or the conduct of its businesses.

            9.1.2. BUSINESS RECORDS. Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all financial transactions.

            9.1.3. VISITS AND INSPECTIONS. Permit representatives of Agent or Lenders, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower, inspect and make extracts from Borrower's books and records, and discuss with Borrower's officers, its employees and its independent accountants, Borrower's business, assets, liabilities, financial condition, business prospects and results of operations.

            9.1.4. FURTHER ASSURANCES. At Agent's or any Lender's request, promptly execute or cause to be executed and deliver to Agent or such Lender any and all documents, instruments and agreements deemed necessary by Agent or such Lender to give effect to or carry out the terms or intent of this Agreement or any of the DIP Financing Documents.

            9.1.5. COMPLIANCE WITH ORDERS. To the extent having applicability to Borrower, comply with the Interim Financing Order, the Final Financing Order and all other orders entered by the Court in the Chapter 11 Case.

            9.1.6. FINANCIAL STATEMENTS. Keep adequate records and books of account with respect to its business activity in which proper entries are made in accordance with GAAP reflecting all of its financial transactions; and cause to be prepared and to be furnished to Agent and Lenders the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein, such change is disclosed to Agent and Lenders and is consistent with GAAP.

                     (i) as soon as available, and in any event within 90 days after the close of each Fiscal Year, unqualified (except for a going concern qualification) audited balance sheets of Borrower as of the end of such Fiscal Year and related statements of income, shareholders' equity and cash flow, certified without material qualification by a firm of independent certified public accountants of recognized national standing selected by Borrower but reasonably acceptable to Agent and Lenders (except for a qualification for a change in accounting principles with which such accountants concur), and setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year;

                     (ii) as soon as available, and in any event within 30 days after the end of each month hereafter, including the last month of Borrower's Fiscal Year, unaudited interim financial statements of Borrower as of the end of such month and the related unaudited statements of income and cash flow for such month and for the portion of Borrower's Fiscal Year then elapsed, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the financial position and results of operations of Borrower for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                     (iii) promptly after the filing thereof, copies of any annual report to be filed in accordance with ERISA in connection with each Plan;

                     (iv) such other data and information (financial or otherwise) as Agent or Lenders, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's financial condition or results of operations; and

                     (v) promptly after the sending or filing thereof, as the case may be, copies of any 10Qs, 10Ks and any proxy statements, financial statement or reports which Borrower has made generally available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the SEC

      (or any other Governmental Authority which may be substituted therefor), or any national securities exchange.

      Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this SECTION 9.1.6, or more frequently if requested by Agent or Lenders during any period that a Default or Event of Default exists, Borrower shall cause to be prepared and furnish to Agent and Lenders a Compliance Certificate.

            9.1.7. NOTICES. Notify Agent and Lenders in writing, promptly after Borrower's obtaining knowledge thereof, of the termination or breach of any Material Contract; the occurrence of any Default or Event of Default; Borrower's violation (or asserted violation) of any Applicable Law (including the Bankruptcy Code or any Environmental Law); any claim that Borrower may make under any policy of insurance with respect to the Collateral; any pleading filed with the Court seeking from stay or conversion or dismissal of the Chapter 11 Case; any default or claimed default under any License Agreement or the assertion of any Intellectual Property Claim; and any proposed sale of any of the Collateral (including with such notice copies of drafts of all instruments and agreements applicable to any such sale), which shall specify the identity of the proposed purchaser, the terms of the proposed sale and the expected date of closing, subject to Court approval. Borrower shall provide, or shall cause its counsel in the Chapter 11 Case to provide, Agent's and each Lender's counsel with copies of all pleadings, motions, reports, applications and other papers filed by Borrower with the Court as well as copies of all billing and expense statements received from any Professional Person. Borrower shall include counsel for Agent on any "Special Notice List" or other similar list of parties to be served with papers in the Chapter 11 Case.

            9.1.8. INSURANCE. In addition to the insurance required herein with respect to the Collateral, maintain with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies of such type (including product liability, business interruption, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the business of Borrower.

            9.1.9. COMPLIANCE WITH LAWS. Comply with all Applicable Law, including ERISA, FLSA, OSHA, all Environmental Laws, the Bankruptcy Code and all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of Taxes, and obtain and keep in force any and all Governmental Approvals necessary to the ownership of its Properties or to the conduct of its business, to the extent that any such failure to comply, obtain or keep in force could be reasonably expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, if any Environmental Release shall occur at or on any of the Properties of Borrower or any Subsidiary, Borrower shall, or shall cause the applicable Subsidiary to, act immediately to investigate and report to Agent and all appropriate Governmental Authorities the extent of, and to make appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Governmental Authority.

            9.1.10. TAXES. Pay and discharge all Taxes prior to the date on which such Taxes become delinquent or penalties attach thereto, except and to the extent only that such Taxes are being Properly Contested.

            9.1.11. LICENSE AGREEMENTS. Keep each License Agreement (including any License Agreement under the Pre-Petition P&G Settlement) in full force and effect for so long as Borrower has any Inventory, the manufacture, sale or distribution of which is in any manner governed by or subject to such License Agreement and pay, on a timely basis, all royalties, fees and other amounts due under each such License Agreement. Agent and Lenders may from time to time, but shall have no obligation to, disburse the proceeds of Revolver Loans directly to P&G in payment of any royalties, fees or other amounts due under the Pre-Petition P&G Settlement.

            9.1.12. REPORTS TO THE U.S. TRUSTEE. As soon as available, and in any event within 2 Business Days after the filing thereof, provide to Agent a copy of each report filed by Borrower with the office of the United States Trustee.

            9.1.13. PROPOSED SALE OF ASSETS. Promptly upon receipt thereof, provide to Agent any and all documentation that in any way relates to a written solicitation, offer, or proposed sale or disposition of any material amount of real or personal Property of Borrower or any of its Subsidiaries, including letters of inquiry, solicitations, letters of intent or asset purchase agreements.

            9.1.14. UTILITY DEPOSITS. To the extent Borrower has made or makes any deposits for the benefit of utilities companies or any other Person, Borrower acknowledges that Agent, for itself and for the Pro Rata benefit of Lenders has been granted a first priority perfected Lien in such deposits, subject to any right of setoff by such utility company. Borrower shall not use or transfer such deposits, and Borrower hereby assigns and sets over all such deposits to Agent, for itself and for the Pro Rata benefit of Lenders, subject to any right of setoff by such utility company.

            9.1.15. PAYMENT OF ADMINISTRATIVE EXPENSES. Make all payments of (a) post-petition operating costs and expenses as and when due and (b) administrative costs and expenses within two Business Days of the date upon which such administrative costs and expenses are due and payable, as approved by the Court.

            9.1.16. COMPLIANCE WITH BUDGETS. Comply with the terms and requirements of the Budgets, PROVIDED THAT the total expenses paid by Borrower may exceed the total expenses set forth in the Budgets by not more than 5%, and provide an update to the Permanent Budget to Agent and Lenders every 30 days following the effective date of the Permanent Budget, which updates shall be satisfactory to Agent and Lenders in their sole discretion.

            9.1.17. EQUIPMENT LEASES. Make all scheduled payments under the Equipment Leases; PROVIDED, HOWEVER, that if the Court approves a motion of Borrower to reject any Equipment Lease, Borrower may discontinue payments that become due under such

Equipment Lease after the date of such rejection.

            9.1.18.  [Intentionally Omitted.]

            9.1.19. CASH MANAGEMENT SYSTEM. Borrower shall establish a cash management system with Bank, and all collections with respect to such cash management system shall be applied daily in payment of the Revolver Loans, subject to Borrower's right to reborrow under Revolver Loans as set forth in this Agreement.

            9.1.20. ALLOCATION OF NET PROCEEDS OF FOREIGN ASSET SALES. To the extent a Foreign Asset Sale occurs, the Net Proceeds of such Foreign Asset Sale shall be applied as follows: (i) first, to the Capital Expenditure Loan, (ii) second, to the Term Loan, (iii) third, to the Revolving Credit Advances if any are still outstanding, and (iv) fourth, to the Revolver Loans (as a permanent reduction of the Commitments); provided, however, that Net Proceeds of a Foreign Asset Sale may be paid to P&G in accordance with the Pre-Petition P&G Settlement.

            9.1.21. PLEDGE AND GUARANTY BY FOREIGN SUBSIDIARIES. Borrower acknowledges that it will cooperate, and will cause each Foreign Subsidiary to cooperate, with Agent in executing all collateral documents and taking all actions to enable Agent to obtain, for the benefit of the Lenders and in accordance with the laws of the applicable foreign jurisdictions (i) valid, enforceable and perfected Liens in all real and personal assets owned by each Foreign Subsidiary and (ii) guarantees of the Pre-Petition Debt and the Obligations, in each case on or before November 15, 2000. Borrower's failure to exert its diligent good faith efforts to achieve compliance with this SECTION
9.1.21 by November 15, 2000 shall constitute an Event of Default.

            9.1.22. SALE OF ASSETS BY FOREIGN SUBSIDIARIES. Use commercially reasonable efforts to sell the assets and/or capital stock associated with the business operations of Borrower and the Subsidiaries located in foreign countries in accordance with the reasonable business judgment of Borrower and the Subsidiaries, any of which sales shall be subject to the approval of Agent and Lenders pursuant to SECTION 9.2.4 hereof. Borrower agrees to provide Agent and Lenders with periodic updates, which shall be at least monthly updates, regarding the progress of such efforts to sell such foreign operations.

            9.1.23. MONTHLY ROYALTY ESTIMATES. Within 10 days following the end of each month, provide an estimate to Agent of all royalties due and payable to P&G under the Pre-Petition P&G Settlement resulting from sales of Inventory during such month.

            9.1.24 OTHER INFORMATION. Promptly (and in any event within 5 Business Days) after any request of Agent, deliver to Agent and any Lender, such additional financial or other information concerning the acts, conduct, properties, assets, liabilities, operations, businesses, financial condition or transactions of Borrower or any of its Subsidiaries, or concerning any matter which may affect the administration of Borrower's bankruptcy estate, as Agent or any Lender may from time to time reasonably request.

                     9.2   NEGATIVE   COVENANTS.   During  the   DIP Term  and
thereafter, until Full Payment of the Obligations, Borrower covenants that it shall not and shall not permit any Subsidiary to:

            9.2.1. FUNDAMENTAL CHANGES. Merge, reorganize, consolidate or amalgamate with any Person, or liquidate, wind up its affairs or dissolve itself, except pursuant to an Acceptable Plan and except for mergers or consolidations of any Subsidiary with another Subsidiary; change Borrower's name or conduct business under any new fictitious name; or change Borrower's FEIN.

            9.2.2. LOANS. Make any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the Ordinary Course of Business) to any Person.

            9.2.3. LIMITATION ON LIENS. Create or suffer to exist any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except: (i) Liens at any time granted in favor of Pre-Petition Agent and Pre-Petition Lenders or Agent and other Liens in existence on the Petition Date that were not created or suffered to exist in violation of the Pre-Petition Loan Documents; (ii) Liens for Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or being Properly Contested; (iii) statutory Liens (excluding Liens imposed pursuant to any of the provisions of ERISA) securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies or rentals incurred in the Ordinary Course of Business, but only if the payment thereof is not at the time required or the Debt secured by such Lien is being Properly Contested; (iv) Liens resulting from deposits made in the Ordinary Course of Business in connection with workmen's compensation, unemployment insurance, social security and other like laws; (v) reservations, exceptions, easements, rights-of-way, and other similar encumbrances affecting real Property of Borrower that were in existence on the Petition Date and do not violate any terms of the Pre-Petition Loan Documents; (vi) Purchase Money Liens securing Permitted Purchase Money Debt; (vii) replacement Liens in favor of the Term Lenders (as defined in the Pre-Petition Loan Agreement) as granted pursuant to the Financing Orders that are all junior to the respective Liens of Pre-Petition Agent and Agent; (viii) such other Liens as Agent and each Lender may consent to in writing from time to time, in their sole and absolute discretion; and (ix) subordinate liens in favor of holders of reclamation claims if approved by order of the Court.

            9.2.4. DISPOSITION OF ASSETS. Sell, lease or otherwise dispose of any of the Collateral, including any disposition of the Collateral as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the Ordinary Course of Business for so long as no Event of Default exists hereunder, (ii) dispositions of Equipment as authorized by
SECTION 7.4 hereof, (iii) dispositions of Property that is not Collateral or that is consented to in writing by Agent and Lenders, and authorized by the Court after notice and hearing, (iv) dispositions which result in Full Payment of all of the Pre-Petition Debt (to the extent not theretofore paid) and all of the Obligations and (v) the rejection pursuant to Section 365 of the Bankruptcy Code of unexpired leases and executory contracts.

            9.2.5. COMPROMISE OF ACCOUNTS. Compromise or settle, or extend the time of payment of, any Account without Agent's prior written consent; provided that Borrower may compromise or settle any ineligible Account, so long as the amount of such Account is $150,000 or less prior to such compromise or settlement.

            9.2.6. PAYMENT OF CLAIMS. Make any payment of principal or interest on account of any Claim against Borrower that arose prior to the Petition Date, other than the Pre-Petition Debt to Agent and Lenders, rent under leases in existence on the Petition Date, Claims permitted to be paid by the Budgets and "first day orders" to the extent approved by order of the Court and the Claims of Critical Vendors to the extent approved by order of the Court.

            9.2.7. FILING OF MOTIONS AND APPLICATIONS. Apply to the Court for authority to (i) take any action that is prohibited by the terms of any of the DIP Financing Documents, (ii) refrain from taking any action that is required to be taken by the terms of any of the DIP Financing Documents or the Financing Orders (iii) permit any Debt or Claim to be PARI PASSU with or senior to any of the Obligations, or (iv) use any cash proceeds of the Collateral other than in payment of the Pre-Petition Debt or the Obligations or as otherwise expressly authorized herein.

            9.2.8. MODIFICATIONS TO ORDERS. Seek or consent to any amendment, supplement or any other modification of any of the terms of the Financing Orders.

            9.2.9. RESTRICTED INVESTMENTS. Make or have any new Restricted Investment.

            9.2.10. DISTRIBUTIONS. Make any Distribution, except Distributions by a Subsidiary to Borrower in cash.

            9.2.11. PERMITTED DEBT. Incur or suffer to exist any Debt other than Claims and Debt in existence on the Petition Date to the extent not incurred in violation of the Pre-Petition Loan Documents; the Obligations; Capitalized Lease Obligations not to exceed $100,000.00 and Permitted Purchase Money Debt; Debt (other than Debt for Money Borrowed, Capitalized Lease Obligations and Permitted Purchase Money Debt) incurred in the Ordinary Course of Business of Borrower during the Chapter 11 Case, including royalties and other amounts at any time due under the Post-Petition P&G Settlement, and Professional Expenses, so long as such Debts are not past due and payable and are not secured by any Lien that is not a Permitted Lien; Permitted Contingent Obligations; Debt of Foreign Subsidiaries existing on the Petition Date; and super-priority Claims in favor of the Term Lenders (as defined in the Pre-Petition Loan Agreement) to the extent approved by the Court, but subordinate to any super-priority Claims in favor of the Pre-Petition Lenders and the Lenders.

            9.2.12. CONDUCT OF BUSINESS. Engage in any business other than the business engaged in by it on the Petition Date and any business or activities that are substantially similar, related or incidental thereto.

            9.2.13. USE OF PROCEEDS. Use any proceeds of Revolver Loans for a purpose that is not expressly permitted by SECTION 1.1.4.

            9.2.14. TAX CONSOLIDATION. File or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary.

            9.2.15. ACCOUNTING CHANGES. Make any significant change in accounting treatment or reporting practices, except as may be required by GAAP, or establish a fiscal year different from the Fiscal Year.

            9.2.16. ORGANIZATION DOCUMENTS. Amend, modify or otherwise change any of the terms or provisions in any of its Organization Documents as in effect on the date hereof, except for changes that do not affect in any way Borrower's or such Subsidiary's rights and obligations to enter into and perform the DIP Financing Documents to which it is a party and to pay all of the Obligations and that do not otherwise have a Material Adverse Effect.

            9.2.17. RESTRICTIVE AGREEMENTS. Enter into or become party to any Restrictive Agreement other than those disclosed in SCHEDULE 8.1.14 hereto, provided that none of such disclosed agreements shall be amended without prior notice to and the consent of Agent.

            9.2.18. ADVANCES AND TRANSFERS TO SUBSIDIARIES. Notwithstanding anything in this Agreement to the contrary, while Revolver Loans are outstanding or while any Commitments exist, make any loans, advances or transfers to any Subsidiaries.

            SECTION 10.    CONDITIONS PRECEDENT

                     10.1. CONDITIONS PRECEDENT TO INITIAL CREDIT Extensions. Notwithstanding any other provision of this Agreement or any of the other DIP Financing Documents, and without affecting in any manner the rights of Agent and Lenders under other sections of this Agreement, Lenders shall not be required to fund any Loan requested by Borrower, unless, on or before October 11, 2000, each of the following conditions has been and continues thereafter to be satisfied:

            10.1.1. All of the DIP Financing Documents (unless Section 9.1.21 applies) shall have been executed in form and substance satisfactory to Agent and Lenders by each of the signatories thereto and accepted by Agent and Lenders, and each Obligor shall be in compliance with all of the terms thereof, and all representations and warranties contained therein shall be true and correct in all material respects.

            10.1.2. No Default or Event of Default shall exist at the time of, and would not result from the funding of, any requested Loan, and no event shall have occurred and no condition shall exist since the Petition Date that has had or could reasonably be expected to have a Material Adverse Effect.

            10.1.3. Agent shall have determined, and Lenders shall be satisfied that, immediately after Lenders have made the initial Revolver Loans, Borrower has paid (or made provision for the payment of) all closing costs incurred in connection with the Commitments.

            10.1.4. The Interim Financing Order shall have been entered, shall be in full force and effect and shall not have been vacated, reversed, modified or stayed in any respect (and, if such Order is the subject of a pending appeal, no performance of any obligation of any party shall have been stayed pending such appeal).

            10.1.5. All fees and expenses required to be paid by Borrower hereunder on the Closing Date shall have been paid in full with Court approval to the extent required.

            10.1.6. Agent and Lenders shall have received satisfactory proof of insurance by Borrower, in accordance with the terms of this Agreement, together with loss payable endorsements on Agent's standard form of loss pay endorsement, naming Agent as loss payee with respect to each policy and certified copies of Borrower's liability insurance policies, together with endorsements naming Agent as an additional insured.

            10.1.7. All of the "first day orders" involving payments that will be made from proceeds of Revolver Loans presented to the Court at or about the time of the commencement of the Chapter 11 Case (including orders with respect to maintenance of Borrower's cash management system) shall be satisfactory in form and substance to Agent and Lenders.

            10.1.8. Borrower and P&G shall have entered into the Pre-Petition P&G Settlement, under such terms to be satisfactory to Agent in its sole discretion.

            10.1.9. Agent shall have received an initial Borrowing Base Report certified by Borrower's chief financial officer, in form and substance satisfactory to Agent.

            10.1.10. Agent shall have received the Interim Budget and found it to be acceptable in form and substance.

            10.1.11. Agent shall have received a reconciliation between the inventory reports provided to Agent as of August 31, 2000, and the financial statements provided to Agent as of August 31, 2000, which reconciliation shall be satisfactory to Agent in its sole discretion.

            10.1.12. Agent shall have received such other approvals, opinions or documents as Agent or any Lender may reasonably request, subject to SECTION
9.1.21 hereof.

      10.2. CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. Notwithstanding any other provision of this Agreement or any of the other DIP Financing Documents, and without affecting in any manner the rights of Agent and Lenders under other sections of this Agreement, no Lender shall be required to fund any Loans, unless and until each of the following conditions has been and continues to be satisfied:

            10.2.1. No Default or Event of Default exists at the time, or would result from the funding, of any Revolver Loan or other extension of credit.

            10.2.2. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court or Governmental Authority to enjoin, restrain or prohibit any of the DIP Financing Documents or the consummation of any of the transactions contemplated thereby.

            10.2.3. Agent shall have received each Borrowing Base Certificate required by the terms of this Agreement or otherwise requested by Agent.

            10.2.4. No event shall have occurred and no condition shall exist that could reasonably be expected to have a Material Adverse Effect.

            10.2.5. With respect to all Revolver Loans requested after the sooner to occur of (i) the final hearing on the DIP Motion or (ii) 45 days following the entry of the Interim Financing Order, the Final Financing Order shall have been entered, shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of Agent and the Required Lenders.

            10.2.6. Agent shall have received an officer's certificate from Borrower (i) demonstrating Borrower's compliance with the Budgets, (ii) certifying that Borrower shall apply the proceeds of the Revolver Loans only to Budgeted Expenses and (iii) containing a comparison of the Budgeted Expenses to actual expenditures for the most recent week then ended, all certified by Borrower's chief financial officer, in form and substance satisfactory to Agent. The certificate required by this Section shall be provided to Agent on a weekly basis.

            10.2.7. Borrower shall have paid in full all outstanding fees and expenses of Agent and Lenders, including attorneys' fees and expenses, with Court approval to the extent required.

            10.2.8. For Revolver Loans requested more than 21 days following the Petition Date, the Pre-Petition P&G Settlement shall have been approved by the Court within 21 days following the Petition Date.

            10.2.9 All representations and warranties contained within the Agreement shall be true and correct in all material respects.

                     10.3. LIMITED   WAIVER  OF   CONDITIONS   PRECEDENT.   If
Lenders shall make any Revolver Loan or otherwise extend any credit to Borrower under this Agreement at a time when any of the foregoing conditions precedent are not satisfied (regardless of whether the failure of satisfaction of any of such conditions precedent is known or unknown to Agent or

Lender), the funding of such Revolver Loans shall not operate as a waiver of the right of Agent and Lenders to insist upon the satisfaction of all conditions precedent with respect to each subsequent Borrowing requested by Borrower or a waiver of any Default or Event of Default as a consequence of the failure of any such conditions to be satisfied.

            SECTION 11.    EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

                     11.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

            11.1.1. PAYMENT OF OBLIGATIONS. Borrower shall fail to pay (a) the principal of or accrued interest with respect to any Revolver Loan on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) or (b) any of the other Obligations on the due date thereof (whether due at stated maturity, upon acceleration or otherwise), but if no due date is specified therefor, within three Business Days after demand for payment of such Obligation.

            11.1.2. MISREPRESENTATIONS. Any warranty, representation, or other statement made or furnished to Agent or any Lender by or on behalf of Borrower or in any instrument, certificate or financial statement furnished in compliance with or in reference to this Agreement or any of the DIP Financing Documents proves to have been false or misleading in any material respect when made or furnished.

            11.1.3. BREACH OF SPECIFIC COVENANTS. Borrower shall fail or neglect to perform, keep or observe any covenant contained in SECTIONS 1.1.4, 6.5, 7.1.1, 7.1.2, 7.2.1, 7.2.2, 7.3, 7.4.2., 7.5, 9.1.1, 9.1.3, 9.1.4, 9.1.5, 9.1.6,
9.1.8, 9.1.9, 9.1.10, 9.1.11, 9.1.20, or 9.2 hereof on the date that Borrower is required to perform, keep or observe such covenant.

            11.1.4. BREACH OF OTHER COVENANTS. Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in SECTION 11.1 hereof) and the breach of such other covenant is not cured to Agent's and Lenders' satisfaction within 15 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from Agent or any Lender or the date on which such failure or neglect first becomes known to any Senior Officer; PROVIDED, HOWEVER, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such 15-day period or which is a willful and knowing breach by Borrower or which was the subject of a breach during the prior 6-month period.

            11.1.5. DEFAULT UNDER OTHER DIP FINANCING DOCUMENTS. Any event of default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the other DIP Financing Documents and such default shall continue (i) beyond any applicable period of grace, or (ii) if no grace period is specified within such DIP Financing Documents, within 15 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from Agent or any Lender or the date on which such failure or neglect first becomes known to any Senior Officer.

            11.1.6. CROSS-DEFAULTS. There shall occur any default or event of default on the part of Borrower under any agreement, document or instrument, which is entered into after the Petition Date and which relates to any Debt for Money Borrowed.

            11.1.7. UNINSURED LOSSES; UNAUTHORIZED DISPOSITIONS. There shall occur any material loss, theft, damage or destruction not fully covered by insurance (as required by this Agreement and subject to such deductibles as Agent shall have agreed to in writing), or any sale, lease or encumbrance of any of the Collateral or the making of any levy, seizure, or attachment thereof or thereon, except as may be specifically permitted by other provisions of this Agreement.

            11.1.8. CERTAIN BANKRUPTCY EVENTS. Borrower shall fail to comply with any of the provisions of the Financing Orders in any material respect; a trustee shall be appointed in the Chapter 11 Case; an examiner shall be appointed in the Chapter 11 Case with enlarged powers (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code; the Chapter 11 Case shall be dismissed or converted to a case under Chapter 7; Borrower or any Affiliate shall obtain Court approval of a disclosure statement for a Reorganization Plan other than an Acceptable Plan or a Confirmation Order shall be entered with respect to a Reorganization Plan proposed by a Person other than Borrower if such Reorganization Plan is not an Acceptable Plan; there shall be filed by Borrower any motion to sell all or a substantial part of the Collateral on terms that are not acceptable to Lenders in their sole discretion; any substantial part of Borrower's assets, other than the Collateral, shall be sold by Borrower and, as a consequence of such sale, Borrower is not able to continue its business operations in substantially the same manner as was conducted by it prior to such sale; Borrower shall file any motion to alter, amend, vacate, supplement, modify, or reconsider, in any respect, either of the Financing Orders or, without each Lender's prior written consent, either of the Financing Orders is amended, vacated, stayed, reversed or otherwise modified; the Court shall enter an order granting to any Person (other than Agent, any Lender or any lessor under an equipment lease) relief from the automatic stay to foreclose upon a Lien with respect to any Property of Borrower that has an aggregate book value in excess of $250,000; an order shall be entered for the substantive consolidation of the Estate of Borrower with any other Person; Borrower shall not have sufficient Availability to pay on any date or within two Business Days of such date, or shall otherwise fail to pay as and when due and payable, all administrative costs or expenses incurred by it in the Chapter 11 Case that are due and payable on such date; Borrower shall file a motion or other request with the Court seeking authority to use any cash proceeds of the Collateral or to obtain any financing under Section 364(d) of the Bankruptcy Code secured by a priming Lien (in each case (i) without Agent's or Lenders' prior written consent or (ii) if such motion fails to contemplate payment in full of the Obligations), or Lien of equal priority with Agent's Liens, upon any Collateral, in each case without Agent's and Lenders' prior written consent; an application shall be filed by Borrower for the approval of any superpriority claim in the Chapter 11 Case that is PARI PASSU with or senior to the Obligations or any of the Pre-Petition Debt or there shall arise or be granted any such PARI PASSU or senior superpriority claim; Borrower shall challenge the validity, perfection or priority of any Liens of Agent securing the Pre-Petition Debt or the validity or enforceability of any of the Pre-Petition Loan Documents; or, without Agent's and the Required Lender's consent, Borrower shall discontinue or suspend all or any material part of its business operations or commence an orderly wind-down or liquidation of any material part of the Collateral.

            11.1.9. DEFAULT UNDER SETTLEMENT AGREEMENTS. An event of default shall occur under or with respect to the Pre-Petition P&G Settlement.

            11.1.10. JUDGMENTS. One or more judgments or orders for the payment of money in an amount that exceeds, individually or in the aggregate, $100,000 shall be rendered against Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there should be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

            11.1.11. FAILURE OF DIP FINANCING DOCUMENTS. Any material covenant, agreement or obligation of Borrower contained in or evidenced by any of the DIP Financing Documents shall cease to be enforceable or shall be determined to be unenforceable in accordance with its terms; Borrower shall deny or disaffirm its obligations under any of the DIP Financing Documents or Liens granted in connection therewith; or the Liens granted in any of the Collateral owned by Borrower shall be determined to be voidable, invalid or subordinated or shall be determined, with respect to any material part of the Collateral owned by Borrower, to be unperfected or not to have the priority contemplated by this Agreement.

            11.1.12. GUARANTOR DEFAULTS. Any Guarantor shall revoke or attempt to revoke the Guaranty signed by such Guarantor, shall repudiate such Guarantor's liability thereunder, or shall be in default under the terms thereof, or shall fail to confirm in writing, promptly after receipt of Agent's written request therefor, such Guarantor's ongoing liability under the Guaranty in accordance with the terms thereof; or any Insolvency Proceeding shall be commenced by or against any Guarantor.

            11.1.13. MATERIAL ADVERSE EFFECT. Any event shall occur or any condition shall exist that could reasonably be expected to have a Material Adverse Effect.

            11.1.14. CRIMINAL FORFEITURE. Any Obligor shall be convicted under any criminal law that could lead to a forfeiture of any Property of such Obligor.

            11.1.15. DEFAULT UNDER EQUIPMENT LEASES. Borrower shall fail to make any payment that becomes due and payable under any Equipment Lease prior to the entry of an order of the Court approving Borrower's rejection of such Equipment Lease.

                     11.2 ACCELERATION OF THE OBLIGATIONS. Without in any way limiting the right of Agent or any Lender to demand payment of any portion of the Obligations payable on demand in accordance with this Agreement, upon or at any time after the occurrence of an Event of Default as above provided, Agent may, in its discretion (and, upon receipt of written instructions to do so from the Required Lenders, shall), (i) subject at all times to any limitations in the Financing Orders, including any notice required by the Financing Orders, declare the principal of and any accrued interest on the Revolver Loans and all other Obligations owing under any of the DIP Financing Documents to be, whereupon the same shall become, without further notice or demand (all of which notice and demand Borrower expressly waives), forthwith due and payable and Borrower shall forthwith pay to Agent the entire principal of and accrued and unpaid interest on the Revolver Loans and other Obligations plus reasonable attorneys' fees and expenses if such principal and interest are collected by or through an attorney-at-law; and (ii) terminate the Commitments.

                     11.3 REMEDIES. Upon or at any time after the occurrence of an Event of Default, but subject at all times to any limitations in the Financing Orders, including any notice required by the Financing Orders, Agent may, in its discretion (and, upon receipt of written direction of the Required Lenders, shall), exercise from time to time all rights and remedies available to Agent under the Pre-Petition Loan Documents to enforce collection of any Pre-Petition Debt then outstanding as well as the following rights and remedies to enforce collection of the Obligations (without prejudice to the rights of Agent or Lenders to enforce their respective Claims against any or all Obligors):

            11.3.1. All of the rights and remedies of a secured party under the UCC or under other Applicable Law, and all other legal and equitable rights to which Agent may be entitled under any of the DIP Financing Documents or the Financing Orders, all of which rights and remedies shall be cumulative and shall be in addition to any other rights and remedies contained in this Agreement or any of the other DIP Financing Documents, and none of which shall be exclusive.

            11.3.2. The right to collect Accounts, Chattel Paper, Instruments and General Intangibles and all other rights of Borrower to the payment of money from any Person obligated therefor.

            11.3.3. The right to take immediate possession of all tangible items of the Collateral and (i) to require Borrower to assemble such Collateral, at Borrower's expense, and make it available to Agent at a place designated by Agent that is reasonably convenient to both parties and (ii) to enter any of the premises of Borrower or wherever any of the Collateral shall be located, and to keep and store the same on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Agent for storage thereof).

            11.3.4. The right to sell or otherwise dispose of all or any Inventory in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as

Agent, in its sole discretion, may deem advisable; Borrower agrees that 7 days written notice to Borrower of any public or private sale or other disposition of such Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Agent may designate in said notice. Agent shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Law; Agent may sell, lease or otherwise dispose of such Collateral, or any part thereof, for cash, credit or any combination thereof, and Agent may purchase all or any part of such Collateral at public or, if permitted by Applicable Law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations.

            11.3.5. The right to require Borrower to deposit with Lender funds equal to the LC Outstandings and, if Borrower fails promptly to make such deposit, Agent or Lenders may advance such amount as a Revolver Loan (whether or not an Out-of-Formula Condition exists or is created thereby). Any such deposit or advance shall be held by Agent as a reserve to fund future payments on any LC Support. At such time as the LC Support has been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

                     11.4. LICENSES AND SALE OF COLLATERAL. Agent is hereby irrevocably granted a license or other right to use, without charge, which license or right can only be exercised upon an Event of Default, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Agent's and Lenders' benefit. Any proceeds realized from the sale of any Collateral, to the extent the same are not applied to the Pre-Petition Debt, may be applied to the Obligations, after allowing 2 Business Days for collection, to principal, interest, fees and expenses (including Extraordinary Expenses) in such order and manner as Agent and Lenders, in their sole discretion, may determine, provided that, as among Agent and Lenders, all payments and proceeds shall be allocated as provided in SECTION 4.6 of this Agreement.

      11.5. SETOFF. In addition to any Liens granted under any of the DIP Financing Documents and any rights now or hereafter available under Applicable Law, Agent and each Lender (and each of their respective Affiliates) is hereby authorized by Borrower at any time that an Event of Default exists, without notice, except as required by the Financing Orders, to Borrower or any other Person (any such notice being hereby expressly waived) to set off and to appropriate and to apply any and all deposits, general or special (including Debt evidenced by certificates of deposit whether matured or unmatured (but not including trust accounts)) and any other Debt at any time held or owing by Agent, such Lender or any of their Affiliates to or for the credit or the account of Borrower against and on account of the Obligations of Borrower arising under the DIP Financing Documents to Agent, such Lender or any of their Affiliates, including all Loans and LC Outstandings and all claims of any nature or description arising out of or in connection with this Agreement, irrespective of whether or not (i) Agent or such Lender shall have made any demand hereunder, (ii) Agent, at the request or with the consent of the Required Lenders, shall have declared the principal of and interest on the Revolver Loans and other amounts due hereunder to be due and payable as permitted by this Agreement and even though such Obligations may be contingent or unmatured or (iii) the Collateral for the Obligations is adequate. Notwithstanding the foregoing, each of Agent and Lenders agree with each other that it shall not, without the express consent of the Required Lenders, and that it shall (to the extent that it is lawfully entitled to do so) upon the request of the Required Lenders, exercise its setoff rights hereunder against any accounts of Borrower now or hereafter maintained with Agent, such Lender or any Affiliate of any of them, but Borrower shall have no claim or cause of action against Agent or any Lender for any setoff made without the consent of the Required Lenders and the validity of any such setoff shall not be impaired by the absence of such consent. If any party (or its Affiliate) exercises the right of setoff provided for hereunder, such party shall be obligated to share any such setoff in the manner and to the extent required by SECTION 12.5.

      11.6  REMEDIES CUMULATIVE; NO WAIVER.

            11.6.1. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other DIP Financing Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty given to Agent or any Lender or contained in any other agreement between Agent or any Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The rights and remedies of Agent and Lenders under this Agreement and the other DIP Financing Documents and the Pre-Petition Loan Documents shall be cumulative and not exclusive of any rights or remedies that Agent or any Lender would otherwise have.

            11.6.2. The failure or delay of Agent or any Lender to require strict performance by Borrower of any provision of any of the DIP Financing Documents or to exercise or enforce any rights, Liens, powers or remedies under any of the DIP Financing Documents or with respect to any Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Agent and Lenders shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other DIP Financing Documents and no Event of Default by Borrower under this Agreement or any other DIP Financing Documents shall be deemed to have been suspended or waived by Agent or any Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Agent or such Lender and directed to Borrower.

            11.6.3. If Agent or any Lender shall accept performance by Borrower, in whole or in part, of any obligation that Borrower is required by any of the DIP Financing Documents to perform only when a Default or Event of Default exists, or if Agent or any Lender shall exercise any right or remedy under any of the DIP Financing Documents that may not be exercised other than when a Default or Event of Default exists, Agent's or Lender's acceptance of such performance by Borrower or Agent's or Lender's exercise of any such right or remedy shall not operate to waive any such Event of Default or to preclude the exercise by Agent or any Lender of any other right or remedy, unless otherwise expressly agreed in writing by Agent or such Lender, as the case may be.

            SECTION 12.    AGENT

                     12.1. APPOINTMENT, AUTHORITY AND DUTIES OF AGENT.

            12.1.1. Each Lender hereby irrevocably appoints and designates Fleet as Agent to act as herein specified. Agent may, and each Lender by its acceptance of a Note shall be deemed irrevocably to have authorized Agent to, enter into all DIP Financing Documents to which Agent is or is intended to be a party on the Closing Date and all amendments hereto and all Security Documents at any time executed by Borrower, for its benefit and the Pro Rata benefit of Lenders and, except as otherwise provided in this SECTION 12, to exercise such rights and powers under this Agreement and the other DIP Financing Documents as are specifically delegated to Agent by the terms hereof and thereof, together with such other rights and powers as are reasonably incidental thereto. Each Lender agrees that any action taken by Agent or the Required Lenders in accordance with the provisions of this Agreement or the other DIP Financing Documents, and the exercise by Agent or the Required Lenders of any of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Without limiting the generality of the foregoing, Agent shall have the sole and exclusive right and authority to (a) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection with this Agreement and the other DIP Financing Documents; (b) execute and deliver as Agent each DIP Financing Document and accept delivery of each such agreement delivered by Borrower or any other Obligor; (c) act as collateral agent for Lenders for purposes of the perfection of all security interests and Liens created by this Agreement or the Security Documents with respect to all material items of the Collateral and, subject to the direction of the Required Lenders, for all other purposes stated therein, PROVIDED that Agent hereby appoints, authorizes and directs each Lender to act as a collateral sub-agent for Agent and the other Lenders for purposes of the perfection of all security interests and Liens with respect to Borrower's Deposit Accounts maintained with, and all cash and Cash Equivalents held by, such Lender; (d) subject to the direction of the Required Lenders, manage, supervise or otherwise deal with the Collateral; and (e) except as may be otherwise specifically restricted by the terms of this Agreement and subject to the direction of the Required Lenders, exercise all remedies given to Agent with respect to any of the Collateral under the DIP Financing Documents relating thereto, Applicable Law or otherwise.

The duties of Agent shall be ministerial and administrative in nature, and Agent shall not have by reason of this Agreement or any other DIP Financing Document a fiduciary relationship with any Lender (or any Lender's participants). Unless and until its authority to do so is revoked in writing by Required Lenders, Agent alone shall be authorized to determine whether any Accounts or Inventory constitute Eligible Accounts or Eligible Inventory (basing such determination in each case upon the meanings given to such terms in Appendix A), or whether to impose or release any reserve, and to exercise its own credit judgment in connection therewith, which determinations and judgments, if exercised in good faith, shall exonerate Agent from any liability to Lenders or any other Person for any errors in judgment.

            12.1.2. Agent (which term, as used in this sentence, shall include reference to Agent's officers, directors, employees, attorneys, agents and Affiliates and to the officers, directors, employees, attorneys and agents of Agent's Affiliates) shall not: (a) have any duties or responsibilities except those expressly set forth in this Agreement and the other DIP Financing Documents or (b) be required to take, initiate or conduct any litigation, foreclosure or collection proceedings hereunder or under any of the other DIP Financing Documents except to the extent directed to do so by the Required Lenders during the continuance of any Event of Default. The conferral upon Agent any right hereunder shall not imply a duty on Agent's part to exercise any such right unless instructed to do so by the Required Lenders in accordance with this Agreement.

            12.1.3. Agent may perform any of its duties by or through its agents and employees and may employ one or more Agent Professionals and shall not be responsible for the negligence or misconduct of any such Agent Professionals selected by it with reasonable care. Borrower shall promptly (and in any event, ON DEMAND) reimburse Agent for all reasonable expenses (including all Extraordinary Expenses) incurred by Agent pursuant to any of the provisions hereof or of any of the other DIP Financing Documents or in the execution of any of Agent's duties hereby or thereby created or in the exercise of any right or power herein or therein imposed or conferred upon it or Lenders (excluding, however, general overhead expenses), and each Lender agrees promptly to pay to Agent, ON DEMAND, such Lender's Pro Rata share of any such reimbursement for expenses (including Extraordinary Expenses) that is not timely made by Borrower to Agent.

            12.1.4. The rights, remedies, powers and privileges conferred upon Agent hereunder and under the other DIP Financing Documents may be exercised by Agent without the necessity of the joinder of any other parties unless otherwise required by Applicable Law. If Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any of the other DIP Financing Documents, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any of the DIP Financing Documents pursuant to or in accordance with the instructions of the Required Lenders except for Agent's own gross negligence or willful misconduct in connection with any action taken by it. Notwithstanding anything to the contrary contained in this Agreement, Agent shall not be required to take any action that is in its opinion contrary to Applicable Law or the terms of any of the DIP Financing Documents or that would in its reasonable opinion subject it or any of its officers, employees or directors to personal liability; PROVIDED, HOWEVER, that if Agent shall fail or refuse to take action that is not contrary to Applicable Law or to any of the terms of any of the DIP Financing Documents even if such action in Agent's opinion would subject it to potential liability, the Required Lenders may remove Agent and appoint a successor Agent in the same manner and with the same effects as is provided in this Agreement with respect to Agent's resignation.

            12.1.5. Agent shall promptly, upon receipt thereof, forward to each Lender (i) copies of any significant written notices, reports, certificates and other information received by Agent from any Obligor (but only if and to the extent such Obligor is not required by the terms of the DIP Financing Documents to supply such information directly to Lenders) and (ii) copies of the results of any field audits by Agent with respect to Borrower. Agent shall conduct field audits of Borrower at any time or times reasonably requested by any Lender (but in no event shall Agent be obliged to honor such requests more frequently than twice a calendar year unless a Default or Event of Default exists). Agent shall have no liability to any Lender for any errors in or omissions from any field audit or other examination of Borrower or the Collateral, unless such error or omission was the direct result of Agent's willful misconduct.

                     12.2. AGREEMENTS REGARDING COLLATERAL. Each Lender shall have a Pro Rata interest in the security interests and Liens in and to the Collateral and any other Property granted and assigned to Agent under the DIP Financing Documents. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien upon any Collateral (i) upon the termination of the Commitments and payment or satisfaction of all of the Obligations or (ii) constituting Property sold or disposed of in accordance with the terms of this Agreement if Borrower certifies to Agent that the sale disposition is made in compliance with the terms of this Agreement (and Agent may rely conclusively on any such certificate, without further inquiry). Agent shall have no obligation whatsoever to any of Lenders to assure that any of the Collateral exists or is owned by Borrower or is cared for, protected or insured or has been encumbered, or that Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or entitled to any particular priority or to exercise at all or in any manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights or powers granted or available to Agent pursuant to this Agreement or any of the other DIP Financing Documents, it being understood and agreed that, in respect of the Collateral, or any act, omission or event related thereto, Agent may act (subject to any specific limitation or requirement set forth in this Agreement) in any manner it may deem appropriate, in its discretion, given Agent's own interests in the Collateral in its capacity as one of the Lenders. Each Lender (and each Eligible Assignee and Participant), by its acceptance of a Note (or a participation interest in any Obligations), shall be deemed irrevocably to have authorized Agent to execute, deliver, and perform all of Agent's obligations.

      12.3. RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in so relying, upon any certification, notice or other communication (including any thereof by telephone, telex, telegram, telecopier message or cable) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of Agent Professionals selected by Agent. As to any matters not expressly provided for by this Agreement or any of the other DIP Financing Documents, Agent shall in all cases be fully protected in acting or refraining from acting hereunder and thereunder in accordance with the instructions of Lenders, and such instructions of Lenders and any action taken or failure to act pursuant thereto shall be binding upon Lenders.

      12.4. ACTION UPON DEFAULT. Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default unless it has received written notice from a Lender or Borrower specifying the occurrence of such Default or Event of Default. If Agent shall receive such a notice of the occurrence of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, Agent shall promptly notify Lenders in writing and Agent shall take such action and assert such rights under this Agreement and the other DIP Financing Documents, or shall refrain from taking such action and asserting such rights, as the Required Lenders shall direct from time to time. If any Lender shall receive a notice of the occurrence of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, such Lender shall promptly notify Agent and the other Lenders in writing. As provided in SECTION 12.3 hereof, Agent shall not be subject to any liability by reason of acting or refraining to act pursuant to any request of the Required Lenders except for its own willful misconduct or gross negligence. Before directing Agent to take or refrain from taking any action or asserting any rights under this Agreement and the other DIP Financing Documents, each Lender shall consult with and seek the advice of (but without having to obtain the consent of) each other Lender, and promptly after directing Agent to take or refrain from taking any such action or asserting any such rights, the Required Lenders will so advise each other Lender of the action taken or refrained from being taken and, upon request of any Lender, will supply information concerning actions taken or not taken. In no event shall the Required Lenders, without the prior written consent of each Lender, direct Agent to accelerate and demand payment of the Revolver Loans held by one Lender without accelerating and demanding payment of all other Revolver Loans. Each Lender agrees that, except as otherwise provided in any of the DIP Financing Documents, it will not take any legal action or institute any action or proceeding against any Obligor with respect to any of the Obligations or Collateral or accelerate or otherwise enforce its portion of the Obligations unless consented to in writing by Agent and the Required Lenders.

      12.5. RATABLE SHARING. If any Lender shall obtain any payment or reduction (including any amounts received as adequate protection of a bank account deposit treated as cash collateral under the Bankruptcy Code) of any Obligation of Borrower hereunder (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in excess of its Pro Rata share of payments or reductions on account of such Obligations obtained by all of the Lenders, such Lender shall forthwith (i) notify the other Lenders and Agent of such receipt and (ii) purchase from the other Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, on a Pro Rata basis, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this SECTION 12.5 may, to the fullest extent permitted by Applicable Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

      12.6. INDEMNIFICATION OF AGENT.

            12.6.1. Each Lender severally agrees to indemnify and defend the Agent Indemnitees (to the extent not reimbursed by Borrower under this Agreement, but without limiting the indemnification obligation of Borrower under this Agreement), on a Pro Rata basis, and to hold each of the Agent Indemnitees harmless from and against, any and all Claims which may be imposed on, incurred by or asserted against any of the Agent Indemnitees in any way related to or arising out of this Agreement or any of the other DIP Financing Documents or any other document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses that Borrower is obligated to pay under SECTION 14.2 hereof or amounts Agent may be called upon to pay in connection with any lockbox or Dominion Account arrangement contemplated hereby) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of such Agent Indemnitee or any other Agent Indemnitee.

            12.6.2. Without limiting the generality of the foregoing provisions of this SECTION 12.6, if Agent should be sued by any receiver, trustee in bankruptcy, debtor-in-possession or other Person on account of any alleged preference or fraudulent transfer received or alleged to have been received from Borrower or any other Obligor as the result of any transaction under the DIP Financing Documents, then in such event any monies paid by Agent in settlement or satisfaction of such suit, together with all Extraordinary Expenses incurred by Agent in the defense of same, shall be promptly reimbursed to Agent by Lenders to the extent of each Lender's Pro Rata share.

            12.6.3. Without limiting the generality of the foregoing provisions of this SECTION 12.6, if at any time (whether prior to or after the Commitment Termination Date) any action or proceeding shall be brought against any of the Agent Indemnitees by an Obligor or by any other Person claiming by, through or under an Obligor, to recover damages for any act taken or omitted by Agent under any of the DIP Financing Documents or in the performance of any rights, powers or remedies of Agent against Obligor, any Account Debtor, the Collateral or with respect to any Revolver Loans, or to obtain any other relief of any kind on account of any transaction involving any Agent Indemnitees under or in relation to any of the DIP Financing Documents, Lenders agree to indemnify, defend and hold the Agent Indemnitees harmless with respect thereto and to pay to the Agent Indemnitees their respective Pro Rata shares of such amount as the Agent Indemnitees shall be required to pay by reason of a judgment, decree, or other order entered in such action or proceeding or by reason of any compromise or settlement agreed to by the Agent Indemnitees, including all interest and costs assessed against the Agent Indemnitees in defending or compromising such action, together with attorneys' fees and other legal expenses paid or incurred by the Agent Indemnitees in connection therewith; PROVIDED, HOWEVER, that no Lender shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they arise solely from the willful misconduct or gross negligence of such Agent Indemnitee or any other Agent Indemnitee. In Agent's discretion, Agent may also reserve for or satisfy any such judgment, decree or order from proceeds of Collateral prior to any distributions therefrom to or for the account of Lenders.

                     12.7. LIMITATION ON RESPONSIBILITIES OF AGENT. Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances to its satisfaction from Lenders of their indemnification obligations under SECTION 12.6 hereof against any and all Claims which may be incurred by Agent by reason of taking or continuing to take any such action. Agent shall not be liable to Lenders (or any Lender's participants) for any action lawfully taken or omitted to be taken under or in connection with this Agreement or the other DIP Financing Documents except as a result of actual gross negligence or willful misconduct on the part of Agent. Agent does not assume any responsibility for any failure or delay in performance or breach by any Obligor or any Lender of its obligations under this Agreement or any of the other DIP Financing Documents. Agent does not make to Lenders, and no Lender makes to Agent or the other Lenders, any express or implied warranty, representation or guarantee with respect to the Revolver Loans, the Collateral, the DIP Financing Documents or any Obligor. Agent shall not be responsible to Lenders, and no Lender shall be responsible to Agent or the other Lenders, for: (i) any recitals, statements, information, representations or warranties contained in any of the DIP Financing Documents or in any certificate or other document furnished pursuant to the terms hereof;
(ii) the execution, validity, genuineness, effectiveness or enforceability of, any of the DIP Financing Documents; (iii) the validity, genuineness, enforceability, collectibility, value, sufficiency or existence of any Collateral, or the perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Obligor or any Account Debtor. Agent shall have no obligation to any Lender to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any Obligor of any of the duties or agreements of such Obligor under any of the DIP Financing Documents or the satisfaction of any conditions precedent contained in any of the DIP Financing Documents. Agent may consult with and employ legal counsel, accountants and other experts and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts.

                      12.8. SUCCESSOR AGENT AND CO-AGENTS.

            12.8.1. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving written notice thereof to each Lender and Borrower. Upon any such resignation, the Required Lenders, after prior consultation with (but without having to obtain consent of) each Lender, shall have the right to appoint a successor

Agent which shall be (i) a Lender, (ii) a United States based Affiliate of a Lender, or (iii) a commercial bank that is organized under the laws of the United States or of any State thereof and has a combined capital surplus of at least $100,000,000 and, provided no Default or Event of Default then exists, is reasonably acceptable to Borrower (and for purposes hereof, any successor to Fleet shall be deemed acceptable to Borrower). Upon the acceptance by a successor Agent of an appointment as an Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent without further act, deed or conveyance, and the retiring Agent shall be discharged from its duties and obligations hereunder. If a successor Agent shall not have been appointed within 30 days after Agent's delivery of written notice of its resignation, then Agent shall have the right to appoint a successor Agent from the group of existing Lenders, which successor Agent shall thereupon become the Agent. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 12 (including the provisions of SECTION 12.6 hereof) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Notwithstanding anything to the contrary contained in this Agreement, any successor by merger or acquisition of the stock or assets of Fleet shall continue to be Agent hereunder unless such successor shall resign in accordance with the provisions hereof.

            12.8.2. It is the purpose of this Agreement that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business as agent in any jurisdiction. It is recognized that, in case of litigation under any of the DIP Financing Documents, or in case Agent deems that by reason of present or future laws of any jurisdiction Agent might be prohibited from exercising any of the powers, rights or remedies granted to Agent or Lenders hereunder or under any of the DIP Financing Documents or from holding title to or a Lien upon any Collateral or from taking any other action which may be necessary hereunder or under any of the DIP Financing Documents, Agent may appoint an additional Person as a separate collateral agent or co-collateral agent which is not so prohibited from taking any of such actions or exercising any of such powers, rights or remedies. If Agent shall appoint an additional Person as a separate collateral agent or co-collateral agent as provided above, each and every remedy, power, right, claim, demand or cause of action intended by any of the DIP Financing Documents to be exercised by or vested in or conveyed to Agent with respect thereto shall be exercisable by and vested in such separate collateral agent or co-collateral agent, but only to the extent necessary to enable such separate collateral agent or co-collateral agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate collateral agent or co-collateral agent shall run to and be enforceable by either of them. Should any instrument from Lenders be required by the separate collateral agent or co-collateral agent so appointed by Agent in order more fully and certainly to vest in and confirm to him or it such rights, powers, duties and obligations, any and all of such instruments shall, on request, be executed, acknowledged and delivered by Lenders whether or not a Default or Event of Default then exists. In case any separate collateral agent or co-collateral agent, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, duties and obligations of such separate collateral agent or co-collateral agent, so far as permitted by Applicable Law, shall vest in and be exercised by Agent until the appointment of a new collateral agent or successor to such separate collateral agent or co-collateral agent.

                     12.9. CONSENTS, AMENDMENTS AND WAIVERS.

            12.9.1. No amendment or modification of any provision of this Agreement shall be effective without the prior written agreement of the Required Lenders and Borrower, and no waiver of any Default or Event of Default shall be effective without the prior written consent of the Required Lenders; PROVIDED, HOWEVER, that, (i) without the prior written consent of Agent, no amendment or waiver shall be effective with respect to any provision in any of the DIP financing Agreements (including SECTION 12 hereof) to the extent such provision relates to the rights, duties or immunities of Agent; (ii) without the prior written consent of all Lenders, no waiver of any Default or Event of Default shall be effective if the Default or Event of Default relates to Borrower's failure to observe or perform any covenant that may not be amended without the unanimous written consent of Lenders as hereinafter set forth in this SECTION 12.9.1; and (iii) the written agreement of all Lenders shall be required to effectuate any amendment, modification or waiver that would (a) alter the provisions of SECTIONS 2.6, 4.5, 4.6, 5.1, 12, 14.2 OR 14.3, the definitions of "Availability Reserve," "Borrowing Base" and the other defined terms used in such definition, "Pro Rata," "Required Lenders" or any provision of this Agreement obligating Agent to take certain actions at the direction of the Required Lenders, or any provision of this Agreement regarding the Pro Rata treatment or obligations of Lenders, (b) increase or otherwise modify any of the Commitments (other than to reduce proportionately each Lender's Commitment in connection with any overall reduction in the amount of the Commitments), (c) alter or amend (other than to increase) the rate of interest payable in respect of the Revolver Loans (except as may be expressly authorized by the DIP Financing Documents or as may be necessary, in Agent's judgement, to comply with Applicable Law), (d) waive or agree to defer collection of any fee, termination charge or other charge provided for under any of the DIP Financing Documents or the unused line fee in SECTION 2.2.2 hereof, (e) subordinate the payment of any of the Obligations to any other Debt or the priority of any Liens granted to Agent under any of the DIP Financing Documents to Liens granted to any other Person, except for Liens granted by an Obligor to financial institutions with respect to amounts on deposit with such financial institutions to cover returned items, processing and analysis charges and other charges in the ordinary course of business that relate to Deposit Accounts with such financial institutions,
(f) alter the time or amount of repayment of any of the Obligations or waive any Event of Default resulting from nonpayment of the Obligations on the due date thereof (or within any applicable period of grace), (g) forgive any of the Obligations, except any portion of the Obligations held by a Lender who consents in writing to such forgiveness, (h) release any Obligor from liability for any of the Obligations or (i) release any Collateral, except as provided in this Agreement. No Lender shall be authorized to amend or modify any Note held by it unless such amendment or modification is consented to in writing by all Lenders; PROVIDED, HOWEVER, that the foregoing shall not be construed to prohibit an amendment or modification to any provision of this Agreement that may be effected pursuant to this SECTION 12.9.1 by agreement of Borrower and the Required Lenders even though such an amendment or modification results in an amendment or modification of the Notes by virtue of the incorporation by reference in each of the Notes of this Agreement. The making of any Loans hereunder by any Lender during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default. Any waiver or consent granted by Lenders hereunder shall be effective only if in writing and then only in the specific instance and for the specific purpose for which it was given.

            12.9.2. In connection with any proposed amendment to any of the DIP Financing Documents or waiver of any of the terms thereof or any Default or Event of Default thereunder, Borrower shall not solicit, request or negotiate for or with respect to any such proposed amendment or waiver of any of the provisions of this Agreement or any of the other DIP Financing Documents unless each Lender shall be informed thereof by Borrower or Agent (to the extent known by Agent) and shall be afforded an opportunity of considering the same and supplied by Borrower with sufficient information to enable it to make an informed decision with respect thereto. Borrower shall not, directly or indirectly, pay or cause to be paid any remuneration or other thing of value, whether by way of supplemental or additional interest, fee or otherwise, to any Lender (in its capacity as a Lender hereunder) as consideration for or as an inducement to the consent to or agreement by such Lender with any waiver or amendment of any of the terms and provisions of this Agreement or any of the other DIP Financing Documents unless such remuneration or thing of value is concurrently paid, on the same terms, on a Pro Rata basis to all Lenders.

                     12.10. DUE DILIGENCE AND NON-RELIANCE. Each Lender hereby acknowledges and represents that it has, independently and without reliance upon Agent or the other Lenders, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Obligor and its own decision to enter into this Agreement, to fund the Revolver Loans to be made by it hereunder, and each Lender has made such inquiries concerning the DIP Financing Documents, the Collateral and each Obligor as such Lender feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had it entered into the other DIP Financing Documents without the intervention or participation of the other Lenders or Agent. Each Lender hereby further acknowledges and represents that the other Lenders and Agent have not made any representations or warranties to it concerning any Obligor, any of the Collateral or with respect to the legality, validity, sufficiency or enforceability of any of the DIP Financing Documents. Each Lender also hereby acknowledges that it will, independently and without reliance upon the other Lenders or Agent, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Revolver Loans and in taking or refraining to take any other action under this Agreement or any of the other DIP Financing Documents. Except for notices, reports and other information expressly required to be furnished to Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any notices, reports or certificates furnished to Agent by any Obligor or any credit or other information concerning the affairs, financial condition, business or Properties of any Obligor (or any of its Affiliates) which may come into possession of Agent or any of Agent's Affiliates.

                     12.11. REPRESENTATIONS AND WARRANTIES OF LENDERS. By its execution of this Agreement, each Lender hereby represents and warrants to Borrower and the other Lenders that it has the power to enter into and perform its obligations under this Agreement and the other DIP Financing Documents, and that it has taken all necessary and appropriate action to authorize its execution and performance of this Agreement and the other DIP Financing Documents will be binding upon it and the obligations imposed upon it herein or therein will be enforceable against it in accordance with the respective terms of such documents.

      12.12. THE REQUIRED LENDERS. As to any provisions of this Agreement or the other DIP Financing Documents under which action may or is required to be taken upon direction or approval of the Required Lenders, the direction or approval of the Required Lenders shall be binding upon each Lender to the same extent and with the same effect as if each Lender had joined therein. Notwithstanding anything to the contrary contained in this Agreement, Borrower shall not be deemed to be a beneficiary of, or be entitled to enforce, sue upon or assert as a defense to any of the Obligations, any provisions of this Agreement that requires Agent or any Lender to act, or conditions their authority to act, upon the direction or consent of the Required Lenders; and any action taken by Agent or any Lender that requires the consent or direction of the Required Lenders as a condition to taking such action shall, insofar as Borrower is concerned, be presumed to have been taken with the requisite consent or direction of the Required Lenders.

      12.13. SEVERAL OBLIGATIONS. The obligations and commitments of each Lender under this Agreement and the other DIP Financing Documents are several and neither Agent nor any Lender shall be responsible for the performance by the other Lenders of its obligations or commitments hereunder or thereunder. Notwithstanding any liability of Lenders stated to be joint and several to third Persons under any of the DIP Financing Documents, such liability shall be shared, as among Lenders, Pro Rata according to the respective Commitments of Lenders.

      12.14. AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to lend under this Agreement, the Revolver Loans made by it and each Note issued to it, Agent shall have the same rights and powers hereunder and under the other DIP Financing Documents as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," or any similar term shall, unless the context clearly otherwise indicates, include Agent in its capacity as a Lender. Agent and its Affiliates may each accept deposits, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with Borrower or any other Obligor, or any affiliate of Borrower or any other Obligor, as if it were any other bank and without any duty to account therefor (or for any fees or other consideration received in connection therewith) to the other Lenders. Lenders acknowledge and agree that Revolver Advances may be made by Agent for its sole account for administrative convenience, with periodic weekly settlements made with the Lenders in accordance with this SECTION 12; provided that until such periodic settlements have occurred, Agent shall be the sole Lender for such Revolver Loans.

      12.15. NO THIRD PARTY BENEFICIARIES. This SECTION 12 is not intended to confer any rights or benefits upon Borrower or any other Person except Lenders and Agent, and no Person

(including Borrower) other than Lenders and Agent shall have any right to enforce any of the provisions of this SECTION 12, except as expressly provided in SECTION 12.17 hereof. As between Borrower and Agent, any action that Agent may take or purport to take on behalf of Lenders under any of the DIP Financing Documents shall be conclusively presumed to have been authorized and approved by Lenders as herein provided.

      12.16. NOTICE OF TRANSFER. Agent may deem and treat a Lender party to this Agreement as the owner of such Lender's portion of the Revolver Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by such Lender has been received by Agent.

      12.17. REPLACEMENT OF CERTAIN LENDERS. If a Lender ("Affected Lender") shall have failed to fund its Pro Rata share of any Revolver Loan requested by Borrower which such Lender is obligated to fund under the terms of this Agreement and which such failure has not been cured, then, in any such case and in addition to any other rights and remedies that Agent, any other Lender or any Borrower may have against such Affected Lender, Borrower or Agent may make written demand on such Affected Lender (with a copy to Agent in the case of a demand by Borrower and a copy to Borrower in the case of a demand by Agent) for the Affected Lender to assign, and such Affected Lender shall assign pursuant to one or more duly executed Assignment and Acceptances within 5 Business Days after the date of such demand, to one or more Lenders willing to accept such assignment or assignments, or to one or more Eligible Assignees designated by Agent, all of such Affected Lender's rights and obligations under this Agreement (including its Commitments and all Revolver Loans owing to it) in accordance with SECTION 13 hereof. Agent is hereby irrevocably authorized to execute one or more Assignment and Acceptances as attorney-in-fact for any Affected Lender which fails or refuses to execute and deliver the same within 5 Business Days after the date of such demand. The Affected Lender shall be entitled to receive, in cash and concurrently with execution and delivery of each such Assignment and Acceptance, all amounts owed to the Affected Lender hereunder or under any other DIP Financing Document, including the aggregate outstanding principal amount of the Revolver Loans owed to such Lender, together with accrued interest thereon through the date of such assignment. Upon the replacement of any Affected Lender pursuant to this SECTION 12.17, such Affected Lender shall cease to have any participation in, entitlement to, or other right to share in the Liens of Agent in any Collateral and such Affected Lender shall have no further liability to Agent, any Lender or any other Person under any of the DIP Financing Documents (except as provided in SECTION 12.6 hereof as to events or transactions which occur prior to the replacement of such Affected Lender), including any commitment to make Loans.

      12.18.         REMITTANCE OF PAYMENTS AND COLLECTIONS.

            12.18.1. All payments by any Lender to Agent shall be made not later than the time set forth elsewhere in this Agreement on the Business Day such payment is due; PROVIDED, HOWEVER, that if such payment is due on demand by Agent and such demand is made on the paying Lender after 11:00 a.m. on such Business Day, then payment shall be made by 11:00 a.m. on the next Business Day. Payment by Agent to any Lender shall be made by wire transfer, promptly following Agent's receipt of funds for the account of such Lender and in the type of funds received by Agent; PROVIDED, HOWEVER, that if Agent receives such funds at or prior to 12:00 noon, Agent shall pay such funds to such Lender by 2:00 p.m. on such Business Day, but if Agent receives such funds after 12:00 noon, Agent shall pay such funds to such Lender by 2:00 p.m. on the next Business Day.

            12.18.2. With respect to the payment of any funds from Agent to a Lender or from a Lender to Agent, the party failing to make Full Payment when due pursuant to the terms hereof shall, on demand by the other party, pay such amount together with interest thereon at the Federal Funds Rate. In no event shall Borrower be entitled to receive any credit for any interest paid by Agent to any Lender, or by any Lender to Agent, at the Federal Funds Rate as provided herein.

            12.18.3. If Agent pays any amount to a Lender in the belief or expectation that a related payment has been or will be received by Agent from an Obligor and such related payment is not received by Agent, then Agent shall be entitled to recover such amount from each Lender that receives such amount. If Agent determines at any time that any amount received by it under this Agreement or any of the other DIP Financing Documents must be returned to an Obligor or paid to any other Person pursuant to any Applicable Law, court order or otherwise, then, notwithstanding any other term or condition of this Agreement or any of the other DIP Financing Documents, Agent shall not be required to distribute such amount to any Lender.

SECTION 13.    BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

      13.1. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower, Agent and Lenders and their respective successors and assigns (which, in the case of Agent, shall include any successor Agent appointed pursuant to SECTION 12.8 hereof), except that (i) Borrower shall not have the right to assign its rights or delegate performance of any of its obligations under any of the DIP Financing Documents and (ii) any assignment by any Lender must be made in compliance with SECTION 13.3 hereof. Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with SECTION 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the DIP Financing Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

      13.2. PARTICIPATIONS.

            13.2.1. PERMITTED PARTICIPANTS; EFFECT. Any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time sell to one or more banks or other financial institutions (each a "Participant") a participating interest in any of the Obligations owing to such Lender, any Commitment of such Lender or any other interest of such Lender under any of the DIP Financing Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the DIP Financing Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any Note for all purposes under the DIP Financing Documents, all amounts payable by Borrower under this Agreement and any of the Notes shall be determined as if such Lender had not sold such participating interests, and Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the DIP Financing Documents. If a Lender sells a participation to a Person other than an Affiliate of such Lender, then such Lender shall give prompt written notice thereof to Borrower and the other Lenders.

            13.2.2. VOTING RIGHTS. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the DIP Financing Documents other than an amendment, modification or waiver with respect to any Loans or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the stated interest rate or the stated rates at which fees are payable with respect to any such Loan or Commitment, postpones the Commitment Termination Date, or any date fixed for any regularly scheduled payment of interest or fees on such Loan or Commitment, or releases from liability Borrower or any Guarantor or releases any substantial portion of any of the Collateral.

            13.2.3. BENEFIT OF SET-OFF. Borrower agrees that each Participant shall be deemed to have the right of set-off provided in SECTION 11.4 hereof in respect of its participating interest in amounts owing under the DIP Financing Documents to the same extent and subject to the same requirements under this Agreement (including SECTION 12.5) as if the amount of its participating interest were owing directly to it as a Lender under the DIP Financing Documents, provided that each Lender shall retain the right of set-off provided in SECTION 11.4 hereof with respect to the amount of participating interests sold to each Participant. Lenders agree to share with each Participant, and each Participant by exercising the right of set-off provided in SECTION 11.4 agrees to share with each Lender, any amount received pursuant to the exercise of its right of set-off, such amounts to be shared in accordance with SECTION 12.5 hereof as if each Participant were a Lender.

            13.2.4. NOTICES. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the DIP Financing Documents to the extent that any such notice may be required, and neither Agent nor any other Lender shall have any obligation, duty or liability to any Participant of any other Lender. Without limiting the generality of the foregoing, neither Agent nor any Lender shall have any obligation to give notices or to provide documents or information to a Participant of another Lender.

                     13.3. ASSIGNMENTS.

            13.3.1. PERMITTED ASSIGNMENTS. Subject to its giving at least 2 Business Days notice to Agent, any Lender may, in accordance with Applicable Law, at any time assign to any Eligible Assignee all or any part of its rights and obligations under the DIP Financing Documents, so long as (i) each assignment is of a constant, and not a varying, ratable percentage of all of the transferor Lender's rights and obligations under the DIP Financing Documents with respect to the Revolver Loans and, in the case of a partial assignment, is in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess of that amount; (ii) except in the case of an assignment in whole of a Lender's rights and obligations under the DIP Financing Documents or an assignment by one original signatory to this Agreement to another such signatory, immediately after giving effect to any assignment, the aggregate amount of the Commitments retained by the transferor Lender shall in no event be less than $500,000; and (iii) the parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording, an Assignment and Acceptance. No assignment shall become effective until such time as notice thereof is given to Borrower and Agent in substantially the form of EXHIBIT E attached hereto. Nothing contained herein shall limit in any way the right of Lenders to assign all or any portion of the Revolver Loans owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Revolver Loans made by Borrower to the assigning Lender in accordance with the terms of this Agreement shall satisfy Borrower's obligations hereunder in respect of such assigned Revolver Loans to the extent of such payment, but no such assignment shall release the assigning Lender from its obligations hereunder. Each assignee shall be deemed to have consented and be subject to, and to be bound by the terms of, all of the DIP Financing Documents.

            13.3.2. EFFECT; EFFECTIVE DATE. Upon (i) delivery to Agent of a notice of assignment substantially in the form attached as EXHIBIT E hereto, together with any consents required by SECTION 13.3. and (ii) payment of a $5,000 fee to Agent for processing any assignment to an Eligible Assignee that is not an Affiliate of the transferor Lender, such assignment shall become effective on the effective date specified in such notice of assignment. On and after the effective date of such assignment, such Eligible Assignee shall for all purposes be a Lender party to the Agreement and any other DIP Financing Document executed by Lenders and shall have all the rights and obligations of Lenders under the DIP Financing Documents to the same extent as if it were an original party thereto, and no further consent or action by Borrower, Lenders or Agent shall be required to release the transferor Lender with respect to the Commitment (or portion thereof) of such Lender and Obligations assigned to such Eligible Assignee. Upon the consummation of any assignment to an Eligible Assignee pursuant to this SECTION 13.3.2, the transferor Lender, Agent and Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Eligible Assignee, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment. The transferring Lender shall continue to be entitled to the benefits of all indemnities applicable to the period prior to the effective date of the assignment.

            13.3.3. DISSEMINATION OF INFORMATION. Borrower authorizes each Lender and Agent to disclose to any Participant, any Eligible Assignee or any other Person acquiring an interest in the DIP Financing Documents by operation of law (each a "Transferee"), and any prospective Transferee, any and all information in Agent's or such Lender's possession concerning Borrower, the Subsidiaries of Borrower or the Collateral, subject to appropriate confidentiality undertakings on the part of such Transferee.

            SECTION 14.    MISCELLANEOUS

      14.1. POWER OF ATTORNEY. Borrower hereby irrevocably designates, makes, constitutes and appoints Agent (and all Persons designated by Agent) as Borrower's true and lawful attorney (and agent-in-fact) and Agent, or Agent's designee, may, without notice to Borrower and in either Borrower's or Agent's name, but at the cost and expense of Borrower:

            14.1.1. At such time or times as Agent or said designee, in its sole discretion, may determine, endorse Borrower's name on any Payment Item or proceeds of the Collateral which come into the possession of Agent or under Agent's control.

            14.1.2. At any time that an Event of Default exists: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of Lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Agent may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Agent on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Accounts or Inventory of any Obligor and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Agent's determination, to fulfill Borrower's obligations under this Agreement.

      14.2. GENERAL INDEMNITY. Borrower hereby agrees to indemnify and defend the

Indemnitees and to hold the Indemnitees harmless from and against any Claim ever suffered or incurred by any of the Indemnitees arising out of or related to this Agreement or any of the other DIP Financing Documents, the performance by Agent or Lenders of their duties or the exercise of any of their rights or remedies hereunder, or the result of Borrower's failure to observe, perform or discharge any of Borrower's duties hereunder. Borrower shall also indemnify and defend the Indemnitees against and save the Indemnitees harmless from all Claims of any Person arising out of, related to, or with respect to any transactions entered into pursuant to this Agreement or Agent's Lien arising from the DIP Financing Documents upon the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any Claims asserted against any of the Indemnitees by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any Taxes (excluding Taxes imposed upon or measured solely by the net income of Agent and Lenders, but including, any intangibles tax, stamp tax, recording tax or franchise tax) shall be payable by Agent, Lender or any Obligor on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other DIP Financing Documents, or the creation or repayment of any of the Obligations hereunder, by reason of any Applicable Law now or hereafter in effect, Borrower shall pay (or will promptly reimburse Agent and Lenders for the payment of) all such Taxes, including any interest and penalties thereon, and will indemnify and hold Indemnitees harmless from and against liability in connection therewith. The foregoing indemnities shall not apply to protect any of the Indemnitees for the consequences of their own gross negligence or willful misconduct.

      14.3. SURVIVAL OF ALL INDEMNITIES. Notwithstanding anything to the contrary in this Agreement or any of the other DIP Financing Documents, the obligation of Borrower and each Lender with respect to each indemnity given by it in this Agreement, whether given by Borrower to Agent Indemnitees, Lender Indemnitees or Fleet Indemnitees or by any Lender to any Agent Indemnitees or Fleet Indemnitees, shall survive the Full Payment of the Obligations and the termination of any of the Commitments.

      14.4. INDULGENCES NOT WAIVERS. Agent's or any Lender's failure at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Agent or any Lender thereafter to demand strict compliance and performance therewith.

      14.5. MODIFICATION OF AGREEMENT. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower, Agent and Lenders (or, where otherwise allowed by SECTION 12 hereof, the Required Lenders); PROVIDED, HOWEVER, that no consent, written or otherwise, of Borrower shall be necessary or required in connection with any amendment of any of the provisions of SECTIONS 4.5 OR 12 (other than SECTION 12.17) or any other provision of this Agreement that affects only the rights, duties and responsibilities of Lenders and Agent as among themselves so long as no such amendment imposes any additional obligations on Borrower.

      14.6. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      14.7. CUMULATIVE EFFECT; CONFLICT OF TERMS. To the fullest extent permitted by Applicable Law, the provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the other DIP Financing Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other DIP Financing Documents, the provision contained in this Agreement shall govern and control.

      14.8. EXECUTION IN COUNTERPARTS. This Agreement and any amendments hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

      14.9. AGENT'S OR REQUIRED LENDERS' CONSENT. Whenever Agent's, Lenders' or Required Lenders' consent is required to be obtained under this Agreement or any of the other DIP Financing Documents as a condition to any action, inaction, condition or event, Agent and each Lender shall be authorized to give or withhold its consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

      14.10. NOTICES. All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or 3 Business Days after deposit in the U.S. mail, certified mail postage prepaid, or, in the case of facsimile transmission, when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after receipt) at the office where the noticed party's telecopier is located, in each case addressed to the noticed party at the address shown for such party on the signature page hereof or, in the case of a Person who becomes a Lender after the date hereof, at the address shown on the Assignment and Acceptance by which such Person became a Lender. Notwithstanding the foregoing, no notice to or upon Agent pursuant to SECTIONS 3.1 OR 5.2.2 shall be effective until after actually received by the individual to whose attention at Agent such notice is required to be sent. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

      14.11. PERFORMANCE OF BORROWER'S OBLIGATIONS. If Borrower shall fail to discharge any covenant, duty or obligation hereunder or under any of the other DIP Financing Documents, Agent may, in its sole discretion at any time or from time to time, for Borrower's account and at

Borrower's expense, pay any amount or do any act required of Borrower hereunder or under any of the DIP Financing Documents or otherwise lawfully requested by Agent to enforce any of the DIP Financing Documents or Obligations, preserve, protect, insure or maintain any of the Collateral, or preserve, defend, protect or maintain the validity or priority of Agent's Liens in any of the Collateral, including the payment of any judgement against Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord claim, any other Lien upon or with respect to any of the Collateral. All payments that Agent may make under this Section and all out-of-pocket costs and expenses (including Extraordinary Expenses) that Agent pays or incurs in connection with any action taken by it hereunder shall be reimbursed to Agent by Borrower on demand with interest from the date such payment is made or such costs or expenses are incurred to the date of payment thereof at the Default Rate applicable for Revolver Loans. Any payment made or other action taken by Agent under this Section shall be without prejudice to any right to assert, and without waiver of, an Event of Default hereunder and to proceed thereafter as provided herein or in any of the other DIP Financing Documents.

      14.12. TIME OF ESSENCE. Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

      14.13. ENTIRE AGREEMENT; APPENDIX A, EXHIBITS AND SCHEDULES. This Agreement and the other DIP Financing Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Appendix A, each of the Exhibits and each of the Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof.

      14.14. INTERPRETATION. No provision of this Agreement or any of the other DIP Financing Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having, or being deemed to have, structured, drafted or dictated such provision.

      14.15. OBLIGATIONS OF LENDERS SEVERAL. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or Commitment of any other Lender. Nothing contained in this Agreement and no action taken by Lenders pursuant hereto shall be deemed to constitute Lenders to be a partnership, association, joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled, to the extent not otherwise restricted hereunder, to protect and enforce its rights arising out of this Agreement and any of the other DIP Financing Documents and it shall not be necessary for Agent or any other Lender to be joined as an additional party in any proceeding for such purpose.

      14.16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

      14.17. WAIVERS BY BORROWER. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER WAIVES (I) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE DIP FINANCING DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (II) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER AGENT MAY DO IN THIS REGARD; (III) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY OF AGENT'S REMEDIES; (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (V) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT'S AND LENDER'S ENTERING INTO THIS AGREEMENT AND THAT AGENT AND LENDERS ARE RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT IN WHICH SUCH LITIGATION IS BROUGHT.

      14.18. LIMITED FORBEARANCE. For so long as no Event of Default exists, Agent and Lenders will forbear from exercising any rights and remedies against the Subsidiaries and any of the assets of the Subsidiaries with respect to any Pre-Petition Debt or the Obligations.

      14.19 NON-APPLICATION OF CHAPTER 346 OF TEXAS FINANCE CODE. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other DIP Financing Documents or to the transactions contemplated hereby.

      14.20 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES, THE FINANCING ORDERS AND THE OTHER DIP FINANCING DOCUMENTS REFERRED TO HEREIN REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.


              [REMAINDER OF PAGE IS BLANK. SIGNATURE PAGES FOLLOW.]

      IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.

                                          BORROWER:
                                          --------

                                          DRYPERS CORPORATION


                                          By:
                                             ---------------------------------
                                          Title:  Executive Vice President and
                                                  Chief  Financial Officer
                                          Address:
                                          5300 Memorial, Suite 900
                                          Houston, Texas 77007
                                          Attention:  Brian Fontana
                                          Telecopier No.: 713-803-5554


                                          LENDERS:

                                          FLEET CAPITAL CORPORATION

Commitment: $16,238,320
                                          By:__________________________________
Pro Rata Share:  64.95328%
      Title:____________________________
                                          Lending Office:
                                          5950 Sherry Lane, Suite 300
                                          Dallas, Texas 75225
                                          Attention:  Mike Wills
                                          Telecopier No.:  (214) 706-7066

                                          THE CIT GROUP/BUSINESS
                                          CREDIT, INC.

Commitment: $8,761,680.00                 By:_________________________________
Pro Rata Share:  35.04672%
      Title:____________________________
                                          Lending Office:
                                          Two Lincoln Center
                                          5420 LBJ Freeway, Suite 200
                                          Dallas, Texas 75240

                                          Attention:  Alan Schnacke
                                          Telecopier No.:  (972) 455-1690

                                          AGENT:

                                          FLEET CAPITAL CORPORATION,
                                          as Agent


                                          By:_________________________________
                                          Title:______________________________
                                          Address:
                                          5950 Sherry Lane, Suite 300
                                          Dallas, Texas 75225
                                          Attention:  Mike Wills
                                          Telecopier No.:  (214) 706-7066

                                   APPENDIX A

                               GENERAL DEFINITIONS


      When used in the Post-Petition Loan and Security Agreement dated October 11, 2000 (as at any time amended, the "Agreement"), by and among DRYPERS CORPORATION ("Borrower"), a Delaware corporation and a Chapter 11 debtor-in-possession; each financial institution listed on the signature pages thereto and its successors and assigns which become "Lenders" as provided therein (such financial institutions and its successors and assigns referred to collectively herein as "Lenders," and individually as a "Lender"), and FLEET CAPITAL CORPORATION, in its capacity as collateral and administrative agent for itself and the Lenders (in such capacity, "Agent"), the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):


            ACCEPTABLE PLAN - a Reorganization Plan which provides for Full Payment of all Obligations and any then outstanding Pre-Petition Debt on the effective date of such Reorganization Plan, provides for an effective date no later than 45 days after the date of entry of the Confirmation Order with respect to such Reorganization Plan, and provides for a full and complete release of any and all Claims existing as of the Petition Date that either Borrower or the Estate might have or assert against Pre-Petition Agent or any Pre-Petition Lender, or which is otherwise acceptable to Agent and each Lender, in their sole and absolute discretion.

            ACCOUNT - shall have the meaning ascribed to "account" in the UCC and shall include a right to payment for goods sold or leased or for services rendered that is not evidenced by an Instrument or Chattel Paper, whether or not any such right to payment has been earned by performance.

            ACCOUNT DEBTOR - any Person who is or may become obligated under or on account of an Account.

            ACCOUNTS FORMULA AMOUNT - on any date of determination thereof, an amount equal to 75% of the net amount of Eligible Accounts on such date. As used herein, the phrase "net amount of Eligible Accounts" shall mean the face amount of such Accounts on any date less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or Taxes (including sales, excise or other Taxes) at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with, or any interest accrued on the amount of, such Accounts at such date; PROVIDED THAT to the extent Dilution exceeds 18% for any month, the percentage of net Eligible Accounts permitted by this formula for subsequent months shall decrease by 1% for each percentage point that Dilution exceeds 15%, but if thereafter Dilution is equal to or less than 15% for three consecutive months, the Accounts Formula Amount shall increase to the prior amount of 75% of the net amount of Eligible Accounts on such date.

            ADDITIONAL LIQUIDITY AMOUNT - during the period from the date of the Agreement through December 10, 2000, an amount equal to, on any date, the lesser of (i) $1,500,000 or (ii) 10% of the sum of the Accounts Formula Amount and Inventory Formula Amount on such date, and after December 10, 2000, an amount equal to (i) zero or (ii) such amount as Agent may determine in its sole discretion.

            AFFILIATE - a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, another Person; (ii) which beneficially owns or holds 10% or more of any class of the Equity Interests of another Person; or (iii) 10% or more of the Equity Interests of which is beneficially owned or held by another Person or a Subsidiary of another Person.

            AGENT INDEMNITEES - Agent in its capacity as collateral and administrative agent for Lenders under the DIP Financing Documents and all of Agent's officers, directors and agents.

            AGENT PROFESSIONALS - attorneys, accountants, appraisers, business valuation experts, environmental engineers or consultants, turnaround consultants and other professionals or experts retained by Agent.

            AGREEMENT - the Post-Petition Loan and Security Agreement referred to in the first sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A.

            APPLICABLE LAW - all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or DIP Financing Documents in question, including all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and orders, judgments and decrees of all courts and arbitrators.

            ASSIGNMENT AND ACCEPTANCE - an assignment and acceptance entered into by a Lender and an Eligible Assignee and accepted by Agent, in the form of EXHIBIT D.

            AVAILABILITY - on any date, an amount equal to the difference derived when the sum of the principal amount of Revolver Loans then outstanding (including any amounts that Agent or Lenders may have paid for the account of Borrower pursuant to any of the DIP Financing Documents and that have not been reimbursed by Borrower) is subtracted from the Borrowing Base on such date. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

            AVAILABILITY RESERVE - on any date of determination thereof, an amount equal to the sum of the following (without duplication): (i) the amount of the Revolving Credit Advances under the Pre-Petition Debt outstanding as of the opening of business on such date; (ii) any amount that Borrower is obligated to pay pursuant to the provisions of any of the DIP Financing Documents that Agent or Lenders elect to pay for the account of Borrower in accordance with authority contained in any of the DIP Financing Documents and that has not been funded through a Revolver Loan; (iii) the Professional Expense Reserve;
      (iv) the Letter of Credit Reserve; (v) the P&G Settlement Reserve; (vi) the Inventory Reserve; (vii) the P&G Quarterly Reserve; (xiii) such additional reserves, if any, as Agent may, in its sole credit judgment, determine to be appropriate from time to time; and (ix) for so long as any Event of Default exists, such additional reserves as Agent, in its sole and absolute discretion, may elect to impose from time to time, without waiving any such Event of Default or Agent's entitlement to accelerate the maturity of the Obligations as a consequence thereof. Notwithstanding the foregoing, (a) to the extent the amounts referenced in the P&G Settlement Reserve are to be paid to P&G, the P&G Settlement Reserve shall be released in order to permit such payment, (b) to the extent the amounts referenced in the P&G Quarterly Reserve are to be paid to P&G, the P&G Quarterly Reserve shall be released in order to permit such payment and
      (c) to the extent the amounts referenced in clause (i) above are to be paid to Pre-Petition Lenders, the Availability Reserve in clause (i) shall be released in order to permit such payment.

            AVERAGE LOAN BALANCE - for any period, the amount obtained by adding the aggregate of unpaid balance of Loans at the end of each day for the period in question and by dividing such sum by the number of days in such period.

            AVOIDANCE CLAIM - any claim that could be asserted by or on behalf of Borrower or the Estate against a Person under 11 U.S.C. ss.ss. 544, 546, 547, 548, 549, 550 or 553.

            BANK - Fleet National Bank.

            BANKRUPTCY CODE - title 11 of the United States Code.

            BASE RATE - the rate of interest announced or quoted by Bank from time to time as its prime rate, which rate might not be the lowest rate charged by Bank; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

            BOARD OF GOVERNORS - the Board of Governors of the Federal Reserve Board.

            BORROWING - a borrowing consisting of Revolver Loans made on the same day by Lenders.

            BORROWING BASE - on any date of determination thereof, an amount equal to the lesser of: (a) the aggregate amount of the Commitments on such date MINUS (i) the aggregate unpaid Revolving Credit Advances and
      (ii) the aggregate undrawn amount of the Letters of Credit under the Pre-Petition Debt or (b) an amount equal to (i) the sum of the Accounts Formula Amount PLUS the Inventory Formula Amount PLUS the Additional Liquidity Amount on such date MINUS (ii) the Availability Reserve on such date.

            BORROWING BASE CERTIFICATE - a certificate, in the form requested by Agent, by which Borrower shall certify to Agent and Lenders, with such frequency as Agent may request, the amount of the Borrowing Base as of the date of the certificate and the calculation of such amount.

            BUDGETED EXPENSES - expenses permitted to be paid by Borrower in the amounts and for the purposes set forth in the Budgets.

            BUDGETS - collectively, the Interim Budget and the Permanent Budget.

            BUSINESS DAY - any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Texas or is a day on which banking institutions located in such state are closed.

            CAPITAL EXPENDITURE LOAN - a collective reference to outstanding loans under the capital expenditure line of credit as set forth in the Pre-Petition Loan Documents.

            CAPITAL EXPENDITURES - expenditures made for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

            CAPITALIZED LEASE OBLIGATION - any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

            CASH COLLATERAL - cash or Cash Equivalents, and any interest earned thereon, that is deposited with Agent in accordance with the Agreement for the Pro Rata benefit of Lenders as security for the Obligations to the extent provided in the Agreement.

            CASH COLLATERAL ACCOUNT - a demand deposit, money market or other account established by Agent at such financial institution as Agent may select in its discretion, which account shall be in Agent's name and subject to Agent's Liens for the Pro Rata benefit of Lenders.

            CASH EQUIVALENTS - (i) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government having maturities of not more than 12 months from the date of acquisition; (ii) domestic certificates of deposit and time deposits having maturities of not more than 12 months from the date of acquisition, bankers' acceptances having maturities of not more than 12 months from the date of acquisition and overnight bank deposits, in each case issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-1 (or better) by S&P or P-1 (or better) by Moody's, and (unless issued by a Lender) not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (i) and (ii) entered into with any financial institution meeting the qualifications specified in clause (ii) above; and (iv) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A-1 (or better) by S&P or P-1 (or better) by Moody's, and having a maturity within 9 months after the date of acquisition thereof.

            CASH MANAGEMENT AGREEMENTS - any agreement entered into from time to time between Borrower or any of its Subsidiaries, on the one hand, and Bank or any of its Affiliates or any other banking or financial institution, on the other hand, in connection with cash management services for operating, collection, payroll and trust accounts of Borrower or its Subsidiaries provided by such banking or financial institution, including automatic clearinghouse services, controlled disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services and wire transfer services.

            CERCLA - the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C.ss. 9601 et seq. and its implementing regulations.

            CHAPTER 11 CASE - as defined in the Recitals hereto.

            CHATTEL PAPER - shall have the meaning ascribed to the term "chattel paper" in the UCC.

            CLAIMS - any and all claims, demands, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, awards, remedial response costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys', accountants', consultants' or paralegals' fees and expenses), whether arising under or in connection with the DIP Financing Documents, any Applicable Law (including any Environmental Laws) or otherwise, that may now or hereafter be suffered or incurred by a Person and whether suffered or incurred in or as a result of any investigation, litigation, arbitration or other judicial or non-judicial proceeding or any appeals related thereto.

            CLOSING DATE - the date on which all of the conditions precedent in
      SECTION 10.1 of the Agreement are satisfied and the initial Revolver Loans are made under the Agreement.

            COLLATERAL - all of the Property and interests in Property of Borrower that are described in SECTION 6 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations, whether or not such Property or interest in Property was in existence on or acquired by Borrower or any other Obligor prior to or after the Petition Date.

            COMMITMENT - at any date for any Lender, the obligation of such Lender to make Revolver Loans pursuant to the terms and conditions of the Agreement, which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Commitment" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of the Agreement or to give effect to any applicable Assignment and Acceptance; and "Commitments" means the aggregate principal amount of the Commitments of all Lenders, the maximum amount of which shall be $25,000,000.

            COMMITMENT TERMINATION DATE - the date that is the soonest to occur of: (i) the last day of the DIP Term, (ii) the effective date of any Acceptable Plan or the date of entry of a Confirmation Order with respect to any other Reorganization Plan, (iii) the effective date of any sale of all or a substantial part of the Collateral, (iv) the date Agent terminates the DIP Facility pursuant to SECTION 5.2.1 of the Agreement or
      (v) the date on which Borrower elects to terminate the Agreement pursuant to SECTION 5.2.2 of the Agreement.

            COMMITTEE - a creditors' or equity security holders' committee appointed in the Chapter 11 Case by the U. S. Trustee.

            COMPLIANCE CERTIFICATE - a Compliance Certificate to be provided by Borrower to Agent in accordance with, and in the form annexed as EXHIBIT C to, the Agreement, and the supporting schedules to be annexed thereto.

            CONFIRMATION ORDER - an order entered by the Court confirming a Reorganization Plan.

            CONTINGENT OBLIGATION - with respect to any Person, any obligation of such Person arising from any guaranty, indemnity or other assurance of payment or performance of any Debt, lease, dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including (i) the direct or indirect guaranty endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of non-performance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent,
      (A) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligations or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor,
      (C) to purchase Property, Securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term "Contingent Obligation" shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

            COURT - as defined in the Recitals to the Agreement.

            CRITICAL VENDOR - a Person who is a supplier of essential goods or services to Borrower and whose continued supply of such goods and services is reasonably determined by Borrower (with Agent's consent, not to be unreasonably withheld) to be essential to the successful reorganization of Borrower's business.

            CURRENT ASSETS - at any date, the amount at which all of the current assets of a Person would be properly classified as current assets shown on a balance sheet at such date, in accordance with GAAP, except that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

            DEBT - as applied to a Person means, without duplication: (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person on the date as of which Debt is to be determined, including Capitalized Lease Obligations; (ii) all obligations of other Persons which such Person has guaranteed; (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and (iv) in the case of Borrower (without duplication), the Pre-Petition Debt and the Obligations.

            DEFAULT - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

            DEFAULT RATE - a variable rate per annum which, on any date, is equal to the Base Rate in effect on such date PLUS 3%.

            DEPOSIT ACCOUNT - a demand, time, savings, passbook, money market or other depository account, or a certificate of deposit, maintained by Borrower with any bank, savings and loan association, credit union or other depository institution.

            DILUTION - an amount (expressed as a percentage) equal to (i) non-cash credits against Accounts divided by (ii) the sum of (a) cash collections against Accounts plus (b) non-cash credits against Accounts.

            DIP FACILITY - the $25,000,000 credit facility established by Agent and Lenders in favor of Borrower under SECTION 1 of the Agreement and pursuant to which the Commitments are made available by Lenders.

            DIP FINANCING DOCUMENTS - the Agreement and the Security Documents and any and all other agreements, instruments and documents now or hereafter executed by Borrower in favor of Agent and Lenders with respect to any of the transactions contemplated by the Agreement.

            DIP MOTION - the motion of Borrower for approval of the financing under the DIP Facility pursuant to the Agreement.

            DIP TERM - a period commencing on the date of entry of the Interim Financing Order and ending on the earlier of (i) April 30, 2001 or (ii) the Full Payment of all the Pre-Petition Debt and the Obligations from the proceeds of a Foreign Asset Sale.

            DISTRIBUTION - in respect of any entity, (i) any payment of any dividends or other distributions on Equity Interests of the entity (except distributions in such Equity Interests) and (ii) any purchase, redemption or other acquisition or retirement for value of any Equity Interests of the entity or any Affiliate of the entity unless made contemporaneously from the Net Proceeds of the sale of Equity Interests.

            DOCUMENT - shall have the meaning ascribed to the term "document" in the UCC.

            DOLLARS AND THE SIGN $ - lawful money of the United States of
      America.

            DOMINION ACCOUNT - a special account of Agent established by Borrower at a bank selected by Borrower, but acceptable to Agent and Lenders in their discretion, and over which Agent shall have sole and exclusive access and control for withdrawal purposes.

            ELIGIBLE ACCOUNT - an Account that arises in the Ordinary Course of Business of Borrower from the sale of goods or rendition of services, is payable in Dollars, is subject to Agent's duly perfected Lien and is deemed by Agent, in its sole credit judgment, to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if: (i) it arises out of a sale made by Borrower to a Subsidiary or an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; (ii) it is unpaid for more than 60 days after the original due date shown on the invoice; (iii) it is due or unpaid more than 90 days after the original invoice date; (iv) 20% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; (v) the total unpaid Accounts of the Account Debtor exceed 15% of the net amount of all Eligible Accounts or exceeds a credit limit established by Agent for such Account Debtor, in each case to the extent of such excess; (vi) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached;

      (vii) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower, or the Account otherwise is or may become subject to any right of setoff, counterclaim, reserve or chargeback, provided that the Accounts of such Account Debtor shall be ineligible only to the extent of such offset, counterclaim, disputed amount, reserve or chargeback; (viii) an Insolvency Proceeding has been commenced by or against the Account Debtor or the Account Debtor has failed, suspended business or ceased to be Solvent; (ix) it arises from a sale to an Account Debtor with its principal office, assets or place of business outside the United States, Canada or Puerto Rico, unless the sale is backed by an irrevocable letter of credit that is issued or confirmed by a bank acceptable to Agent that is in form and substance acceptable to Agent and payable in the full amount of the Account in freely convertible Dollars at a place of payment within the United States, and, if requested by Agent, such letter of credit (or right to payment thereunder) is assigned to Agent; (x) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; (xi) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Agent, in a manner satisfactory to Agent, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. ss.3727 and 41 U.S.C. ss.15), or is a state, county or municipality, or a political subdivision or agency thereof and Applicable Law disallows or restricts an assignment of Accounts on which it is the Account Debtor; (xii) the Account Debtor is located in New Jersey, Minnesota or any other state imposing similar conditions on the right of a creditor to collect accounts receivable unless Borrower has either qualified to transact business in such state as a foreign entity or filed a Notice of Business Activities Report or other required report with the appropriate officials in those states for the then current year; (xiii) the Account Debtor is located in a state in which such Borrower is deemed to be doing business under the laws of such state and which denies creditors access to its courts in the absence of qualification to transact business in such state or of the filing of any reports with such state, unless Borrower has qualified as a foreign entity authorized to transact business in such state or has filed all required reports; (xiv) the Account is subject to a Lien other than a Permitted Lien; (xv) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the Account otherwise does not represent a final sale; (xvi) the Account is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment; (xvii) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the Ordinary Course of Business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; (xviii) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof; (xix) the Account represents a progress billing or a retainage; or (xx) the Account represents, in whole or in part, a billing for interest, fees or late charges, provided that such Account shall be ineligible only to the extent of the amount of such billing.

            ELIGIBLE ASSIGNEE - any commercial bank, savings and loan association, savings bank, finance company, or other financial institution (whether a corporation, partnership, or other entity) acceptable to Agent in Agent's sole discretion.

            ELIGIBLE INVENTORY - such Inventory of Borrower (other than packaging materials, labels and supplies) which Agent, in its sole credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless: (i) it is raw materials or finished goods, or work-in-process that is, in Agent's opinion, readily marketable in its current form; (ii) it is owned by Borrower and not held by it on consignment or other sale or return terms;
      (iii) it is in good, new and saleable condition and is not damaged or defective; (iv) it is not slow-moving, obsolete or unmerchantable and is not goods returned to Borrower by or repossessed from an Account Debtor;
      (v) it meets all standards imposed by any Governmental Authority; (vi) it conforms in all respects to the warranties and representations set forth in the Agreement; (vii) it is at all times subject to Agent's duly perfected, first priority security interest and no other Lien except a Permitted Lien; (viii) it is in Borrower's possession and control at a location in compliance with the Agreement, is not in transit or outside the continental United States and is not consigned to any Person; (ix) it is not the subject of a negotiable warehouse receipt or other negotiable Document; (x) it is not subject to any License Agreement or other agreement that limits, conditions or restricts Borrower's or Agent's right to sell or otherwise dispose of such Inventory; and (xi) it is not the subject of an Intellectual Property Claim.

            ENVIRONMENTAL LAWS - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidance documents promulgated by regulatory agencies, orders and consent decrees relating to human health and safety or the protection or pollution of the environment, including CERCLA.

            ENVIRONMENTAL RELEASE - a release as defined in CERCLA or under any applicable Environmental Laws.

            EQUIPMENT - shall have the meaning ascribed to the term "equipment" in the UCC.

            EQUIPMENT LEASES - the equipment leases in existence on the Petition Date between Borrower and the Pre-Petition Lenders or their Affiliates.

            EQUITY INTEREST - the interest of a shareholder in a corporation, a partner (whether general or limited) in a partnership (whether general, limited or limited liability), a member in a limited liability company, or any other Person having any other form of equity security.

            ERISA - the Employee Retirement Income Security Act of 1974 and all rules and regulations from time to time promulgated thereunder.

            ESTATE - the estate created in each of the Chapter 11 Case pursuant to 11 U.S.C. ss. 541(a).

            EVENT OF DEFAULT - as defined in SECTION 11 of the Agreement.

            EXTRAORDINARY EXPENSES - all costs, expenses, fees (including fees incurred to Agent Professionals) or advances that Agent or any Lender may suffer or incur, whether prior to or after the occurrence of an Event of Default, and whether prior to, after or during the pendency of an Insolvency Proceeding of an Obligor, on account of or in connection with
      (i) the audit, inspection, repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral; (ii) the defense of Agent's Lien upon any Collateral or the priority thereof or any adverse claim with respect to the Loans, the DIP Financing Documents or the Collateral asserted by any Obligor, any receiver or trustee for any Obligor or any creditor or representative of creditors of any Obligor; (iii) the settlement or satisfaction of any Liens upon any Collateral (whether or not such Liens are Permitted Liens); (iv) the collection or enforcement of any of the Obligations; (v) the negotiation, documentation, and closing of any restructuring or forbearance agreement with respect to the DIP Financing Documents or Obligations; (vi) amounts advanced by Agent pursuant to
      SECTION 7.1.3 of the Agreement; (vii) the enforcement of any of the provisions of any of the DIP Financing Documents; or (viii) any payment under indemnity or other payment agreement provided by Agent to Bank or any other financial institution in connection with any Dominion Account or any lockbox arrangement. Such costs, expenses and advances may include transfer fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, consultants' fees, accountants' fees, environmental study fees, wages and salaries paid to employees of Borrower or independent contractors in liquidating any Collateral, travel expenses, all other fees and expenses payable or reimbursable by Borrower or any other Obligor under any of the DIP Financing Documents, and all other fees and expenses associated with the enforcement of rights or remedies under any of the DIP Financing Documents, but excluding compensation paid to employees (including inside legal counsel who are employees) of Agent.

            FEDERAL FUNDS RATE - for any period, a fluctuating interest rate per annum equal for each date during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) in Dallas, Texas by the Federal Reserve Bank of Dallas, Texas, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from 3 federal funds brokers of recognized standing selected by Agent.

            FEE PROCEDURE ORDER - a procedural order entered by the Court for payment of Professional Expenses.

            FEIN - with respect to any Person, the Federal Employer Identification Number of such Person.

            FINAL FINANCING ORDER - an order which is entered by the Court pursuant to Section 364 of the Bankruptcy Code and Bankruptcy Rule 4001(c), which is in form and substance acceptable to Agent and Lenders in all respects, and which (i) authorizes the incurrence by Borrower of post-petition secured and superpriority indebtedness under the DIP Facility in accordance with the DIP Financing Documents and (ii) affords adequate protection of the Liens in favor of Pre-Petition Agent under the Pre-Petition Loan Documents, including, without limitation, (a) scheduled interest payments at the contract rate under the Pre-Petition Loan Documents, payable monthly and (b) scheduled principal payments on the Capital Expenditure Loan and the Term Loan, commencing March 1, 2001.

            FINANCING ORDERS - the Interim Financing Order and the Final Financing Order.

            FISCAL QUARTER - each consecutive period of 13 weeks beginning on the first day of a Fiscal Year (and, in the case of any Fiscal Year of 53 weeks, the 14-week period occurring at the end thereof).

            FISCAL YEAR - the fiscal year of Borrower and its Subsidiaries for accounting and tax purposes, which ends on December 31 of each year.

            FLEET - Fleet Capital Corporation, a Rhode Island corporation.

            FLEET INDEMNITIES - Fleet and all of its present and future officers, directors and agents.

            FLSA - the Fair Labor Standards Act of 1938.

            FOREIGN ASSET SALE - the sale after the Closing Date of the Equity Interests in or assets of any Foreign Subsidiary.

            FOREIGN SUBSIDIARY - (i) any Subsidiary which is domiciled in any country other than the United States of America or any of its territories or possessions and (ii) UltraCare Products International, Inc., a U.S. Virgin Islands company.

            FULL PAYMENT - with respect to any Pre-Petition Debt or Obligations, full, final and indefeasible payment such Debt in cash or immediately available funds and, in the case of any Debt that is, at the time in question, contingent (including any LC Outstandings that exist by virtue of an outstanding undrawn Letter of Credit and any Contingent

      Obligation of Borrower to reimburse Lenders for Professional Expense Advances under SECTION 1.1.3), Agent's receipt of either cash or a direct pay letter of credit naming Agent as beneficiary and in form and substance, and from an issuing bank, acceptable to Agent, in each case in an amount not less than 105% of the aggregate amount of all such contingent Debt.

            FUNDING ACCOUNT - an account established by Borrower for receipt of proceeds of Revolver Loans or such other account as Borrower may specify in writing.

            GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

            GENERAL INTANGIBLE - shall have the meaning ascribed to the term "general intangible" in the UCC and shall include all interests in Intellectual Property.

            GOVERNMENTAL APPROVALS - all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

            GOVERNMENTAL AUTHORITY - any federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the District of Columbia or a foreign entity or government.

            GUARANTORS - all of Borrower's Subsidiaries, including Foreign Subsidiaries, and each other Person who guarantees payment or performance of the whole or any part of the Obligations.

            IN-TRANSIT INVENTORY - Inventory that does not qualify as Eligible Inventory solely on the basis that it is in transit and which is in the process of being shipped between any of Borrower's facilities that are located in either the United States or Puerto Rico.

            INDEMNIFIED AMOUNT - the amount of any loss, cost, expenses or damages suffered or incurred by Indemnitees and against which Lenders and/or Borrower have agreed to indemnify such Indemnitees pursuant to the terms of the Agreement or any of the other DIP Financing Documents.

            INDEMNITEES - the Agent Indemnitees, the Fleet Indemnitees and the Lender Indemnitees.

            INSOLVENCY PROCEEDING - any action, case or proceeding commenced by or against a Person, or any agreement of such Person, for (a) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (b) the appointment of a receiver, trustee, liquidator or other custodian for such Person or any part of its Property, (c) an assignment or trust mortgage for the benefit of creditors of such Person, or (d) the liquidation, dissolution or winding up of the affairs of such Person.

            INSTRUMENT - shall have the meaning ascribed to the term "instrument" in the UCC.

            INTELLECTUAL PROPERTY - Property constituting under any Applicable Law a patent, patent application, copyright, trademark, service mark, tradename, mask work, trade secret or license or other right to use any of the foregoing.

            INTELLECTUAL PROPERTY CLAIM - the assertion by any Person of a claim (whether asserted in writing, by action, suit or proceeding or otherwise) that Borrower's ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property is violative of any ownership or right to use any Intellectual Property of such Person.

            INTERIM BUDGET - a 30 day cash expense budget detailing Borrower's anticipated cash receipts and expenditures, including professional fees and expenses, through the first 30 days following the Petition Date, as amended or supplemented from time to time from time to time with Agent's and each Lender's prior written consent, which budget (and any amendments thereto) shall be in form and substance acceptable to the Lenders and shall be incorporated into the Interim Financing Order.

            INTERIM FINANCING ORDER - an order that is entered by the Court pursuant to Section 364 of the Bankruptcy Code and Bankruptcy Rule 4001(c), which is in form and substance satisfactory to Agent and Lenders, which authorizes Borrower to incur, during the Interim Period, post-petition secured and superpriority Debt under the DIP Facility in accordance with the DIP Financing Documents and affords adequate protection of the Liens in favor of Pre-Petition Agent under the Pre-Petition Loan Documents, including (i) scheduled interest payments at the contract rate under the Pre-Petition Loan Documents, payable monthly and (ii) scheduled principal payments on the Capital Expenditure Loan and the Term Loan, commencing March 1, 2001.

            INTERIM PERIOD - the period commencing upon entry of the Interim Financing Order and ending on the entry of the Final Financing Order.

            INVENTORY - shall have the meaning ascribed to "inventory" in the UCC and shall include, in the case of Borrower, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all Documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

            INVENTORY FORMULA AMOUNT - on any date of determination thereof, an amount equal to the lesser of (i) $10,000,000 or (ii) the sum of (a) 60% of the Value of Eligible Inventory that is finished goods, excluding finished goods with outdated packaging, (b) 45% of the Value of Eligible Inventory that is finished goods with outdated packaging, (c) 35% of the Value of Eligible Inventory that is raw goods and (d) the lesser of (1) $1,000,000 or (2) 60% of In-Transit Inventory; PROVIDED THAT the Inventory described in clause (b) above shall not be Eligible Inventory at any time subsequent to 120 days after the Petition Date.

            INVENTORY RESERVE - a reserve in the amount of $1,500,000 that shall continue until Agent is satisfied in its sole discretion that accurate and complete Inventory reporting is being provided to Agent on a current basis.

            INVESTMENT PROPERTY - shall have the meaning ascribed to "investment property" in the UCC.

            LC APPLICATION - an application previously submitted by Borrower to Bank (on which Fleet may be a co-applicant) under the Pre-Petition Loan Documents for the issuance of a Letter of Credit.

            LC OUTSTANDINGS - on any date of determination thereof, an amount (in Dollars) equal to the sum of (i) all amounts then due and payable by any Obligor on such date by reason of any payment made on or before such date by Fleet under any LC Support PLUS (ii) the aggregate undrawn amount of all Letters of Credit then outstanding.

            LC SUPPORT - a guaranty or other support agreement from Fleet in favor of Bank pursuant to which Fleet has guaranteed or otherwise assured the payment or performance by any party (other than Fleet, if a party) of such party's obligations with respect to a Letter of Credit, including the obligation of such parties to reimburse Bank for any payment made by Bank under such Letter of Credit.

            LENDER INDEMNITEE - a Lender in its capacity as a lender under the Agreement and its present and future officers, directors and agents.

            LENDERS - Fleet (whether in its capacity as a provider of Loans under SECTION 1 of the Agreement) and any other Person who may from time to time become a "Lender" under the Agreement, and their respective successors and permitted assigns.

            LETTER OF CREDIT - any letter of credit issued by Bank for the account of Borrower under the Pre-Petition Loan Documents.

            LETTER OF CREDIT RESERVE - a reserve in the amount of the aggregate undrawn amount of all outstanding Letters of Credit issued under or procured pursuant to the Pre-Petition Loan Documents.

            LICENSE AGREEMENT - any agreement between Borrower and a Licensor pursuant to which Borrower is authorized to use any Intellectual Property in connection with the manufacturing, marketing, sale or other distribution of any Inventory of Borrower, including the license under the Pre-Petition P&G Settlement.

            LICENSOR - any Person from whom Borrower obtains the right to use (whether on an exclusive or non-exclusive basis) any Intellectual Property in connection with Borrower's manufacture, marketing, sale or other distribution of any Inventory.

            LIEN - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

            LOANS - the Revolver Loans and the Revolving Credit Advances, collectively.

            LOAN ACCOUNT - the loan account established by each Lender on its books pursuant to SECTION 4.7.1 of the Agreement.

            MATERIAL ADVERSE EFFECT - the effect of any event, condition, act, omission or circumstance, which, alone or when taken together with other events, conditions, acts, omissions or circumstances occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, Properties or condition (financial or otherwise) of Borrower or Borrower and the Subsidiaries taken as a whole; (ii) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other DIP Financing Documents; (iii) has any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens of Agent with respect to the Collateral or the priority of any such Liens;
      (iv) materially impairs the ability of any Obligor to perform its obligations under the Agreement or any of the other DIP Financing Documents, including repayment of any of the Obligations when due; or (v) materially impairs the ability of Agent to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the DIP Financing Documents and Applicable Law.

            MATERIAL CONTRACT - any agreement between Borrower and P&G, and any other agreement to which Borrower is a party and which, if terminated or breached, could reasonably be expected to have a Material Adverse Effect.

            MAXIMUM RATE - the maximum non-usurious rate of interest permitted by Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent that at any time Applicable Law may thereafter permit a higher maximum non-usurious rate of interest, then such higher rate. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

            MONEY BORROWED - as applied to any Person, (i) Debt arising from the lending of money by any other Person to such Person; (ii) Debt, whether or not in any such case arising from the lending of money by another Person to such Person, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Debt that constitutes a Capitalized Lease Obligation;
      (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Debt of such Person under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person.

            MOODY'S - Moody's Investors Services, Inc.

            MULTIEMPLOYER PLAN - has the meaning set forth in Section 4001(a)(3) of ERISA.

            NET PROCEEDS - proceeds (including cash receivable (when received) by way of deferred payment) received by Borrower from the sale, lease, transfer or other disposition of any Property, including insurance proceeds and awards of compensation received with respect to the destruction or condemnation of all or part of such Property, net of: (i) the reasonable and customary costs of such sale, lease, transfer or other disposition; and (ii) amounts applied to repayment of Debt (other than the Obligations) secured by a Permitted Lien on the Property disposed of that is senior to Lender's Liens.

            NOTES - each Revolver Note and any other promissory note executed by Borrower at Agent's request to evidence any of the Obligations.

            NOTICE OF BORROWING - as defined in SECTION 3.1.1(I) of the
      Agreement.

            OBLIGATIONS - in each case, whether now in existence or hereafter arising, (i) the principal of, and interest and premium, if any, on, the Revolver Loans; (ii) all LC Outstandings and all other obligations of any Obligor to Agent or Fleet arising in connection with the issuance of any Letter of Credit; and (iii) all other Debts, covenants, duties and obligations (including Contingent Obligations) now or at any time or times hereafter owing by any Obligor to Agent or any Lender under or pursuant to the Agreement or any of the other DIP Financing Documents, whether evidenced by any note or other writing, whether arising from any extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including all interest, charges, expenses, fees or other sums (including Extraordinary Expenses) chargeable to any or all Obligors hereunder or under any of the other DIP Financing Documents.

            OBLIGOR - Borrower, each Guarantor, and any other Person that is at any time liable for the payment of the whole or any part of the Obligations or that has granted in favor of Agent a Lien upon any of any of such Person's assets to secure payment of any of the Obligations.

            ORDINARY COURSE OF BUSINESS - with respect to any Person, the ordinary course of such Person's business, as conducted by such Person in accordance with past practices and undertaken by such Person in good faith and not for the purpose of evading any covenant or restriction in any DIP Financing Document.

            ORGANIZATION DOCUMENTS - with respect to any Person, its charter, certificate or articles of incorporation, bylaws, articles of organization, operating agreement, members agreement, partnership agreement, voting trust, or similar agreement or instrument governing the formation or operation of such Person.

            OSHA - the Occupational Safety and Hazard Act of 1970.

            OUT-OF-FORMULA CONDITION - as defined in SECTION 1.1.2 of the Agreement.

            OUT-OF-FORMULA LOAN - a Revolver Loan made when an Out-of-Formula Condition exists or the amount of any Revolver Loan which, when funded, results in an Out-of-Formula Condition.

            P&G - The Proctor & Gamble Company.

            P&G QUARTERLY RESERVE - an amount determined as of each fiscal quarter which shall be equal to the greater of (i) $100,000 as of the first day of the first month during such fiscal quarter, beginning with the fiscal quarter commencing October 1, 2000, increasing by an additional $100,000 as of the first day of each additional month during each fiscal quarter to a maximum of $300,000 or (ii) an amount estimated based upon Borrower's projected monthly sales of Inventory in accordance with SECTION
      9.1.23 for amounts payable to P&G for future royalty payments due and payable to P&G.

            P&G SETTLEMENT RESERVE - an amount equal to $4,500,000.

            PARTICIPANT - as defined in SECTION 13.2.1.

            PAYMENT ACCOUNT - an account maintained by Agent (currently at Bank) to which all monies from time to time deposited to a Dominion Account shall be transferred and all other payments shall be sent in immediately available federal funds.

            PAYMENT ITEMS - all checks, drafts, or other items of payment payable to Borrower, including proceeds of any of the Collateral.

            PENDING REVOLVER LOANS - at any date, the aggregate principal amount of all Revolver Loans which have been requested in any Notice of Borrowing received by Agent but which have not theretofore been advanced by Agent or Lenders.

            PERMANENT BUDGET - a 90 day cash expense budget detailing Borrower's anticipated cash receipts and expenditures, including professional fees and expenses, as amended or supplemented from time to time with the approval of Agent and Lenders, which budget (and any amendments thereto) shall be in form and substance acceptable to Agent and Lenders. The Permanent Budget shall (i) be updated by Borrower and approved by Agent and Lenders every 30 days and (ii) incorporate cash receipts arising from contemplated sales of Borrower's assets and the assets of the Foreign Subsidiaries.

            PERMITTED CONTINGENT OBLIGATIONS - Contingent Obligations arising from endorsements for collection or deposit in the Ordinary Course of Business; Contingent Obligations of Borrower and its Subsidiaries existing as of the Closing Date, including extensions and renewals thereof that do not increase the amount of such Contingent Obligations as of the date of such extension or renewal; Contingent Obligations incurred in the Ordinary Course of Business with respect to surety bonds, appeal bonds, performance bonds and other similar obligations.

            PERMITTED LIENS - any Lien of a kind specified in SECTION 9.2.3 of the Agreement.

            PERMITTED PURCHASE MONEY DEBT - Purchase Money Debt of Borrower and its Subsidiaries which is incurred after the date of the Agreement and which is secured by no Lien or only by a Purchase Money Lien, provided that the aggregate amount of Purchase Money Debt incurred after the date of the Agreement does not exceed $50,000 and the incurrence of such Purchase Money Debt does not violate any limitation in the DIP Financing Documents regarding Capital Expenditures. For the purposes of this definition, the principal amount of any Purchase Money Debt consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

            PERSON - an individual, partnership, corporation, limited liability company, limited liability partnership, joint stock company, land trust, business trust, or unincorporated organization, or a Governmental Authority.

            PETITION DATE - October 10, 2000.

            PLAN - an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

            PRE-PETITION P&G SETTLEMENT - a pre-petition settlement between Borrower and P&G approved by the Court, pursuant to which P&G shall have granted to Borrower a current license to make, use and offer to sell the Drypers' "Unicuff" diaper products, and shall have acknowledged Agent's right to sell any of such products in realization of Agent's liens therein subject to Agent's and Lenders' payment of all unpaid royalties then due thereunder.

            PRE-PETITION AGENT - Fleet in its capacity as collateral and administrative agent under the Pre-Petition Loan Documents.

            PRE-PETITION DEBT - all Debts and other obligations of Borrower or any other Obligor to Pre-Petition Agent or any Pre-Petition Lender on the Petition Date and that arise under any of the Pre-Petition Loan Documents, whether direct or indirect, absolute or contingent or due or to become due, including all interest thereon accruing after the Petition Date and all legal fees and collection expenses heretofore or hereafter incurred in collecting any of such indebtedness.

            PRE-PETITION LENDERS - Fleet and The CIT Group/Business Credit, Inc.

            PRE-PETITION LOAN AGREEMENT - the Amended and Restated Credit Agreement dated December 13, 1999, among Pre-Petition Agent, Pre-Petition Lenders and Borrower, as amended prior to the date hereof.

            PRE-PETITION LOAN DOCUMENTS - the Pre-Petition Loan Agreement and all instruments, agreements, pledges, assignments and other documents executed in connection therewith or with reference thereto or to evidence or secure payment of the whole or any part of the Pre-Petition Debt.

            PRO RATA - a share of or in all Loans, liabilities, payments, proceeds, collections, Collateral and Extraordinary Expenses, which share for any Lender on any date shall be a percentage (expressed as a decimal, rounded to the ninth decimal place) arrived at by dividing the amount of the Commitment of such Lender on such date by the aggregate amount of the Commitments of all Lenders on such date.

            PROFESSIONAL EXPENSE ADVANCES - Revolver Loans made after the Commitment Termination Date pursuant to SECTION 1.1.3 of the Agreement for the purpose described therein.

            PROFESSIONAL EXPENSE ESCROW - the escrow to be established by Borrower pursuant to the Financing Orders for the deposit of Revolver Loan proceeds to be used for the purpose of paying Professional Expenses.

            PROFESSIONAL EXPENSE RESERVE - on any date of determination thereof, an amount equal to the sum of (i) $300,000 for the first 30 days following the Petition Date and (ii) $800,000 beginning 30 days following the Petition Date.

            PROFESSIONAL EXPENSES - the fees and reimbursable expenses of a Professional Person.

            PROFESSIONAL PERSON - a Person who is an attorney, accountant, appraiser, auctioneer or other professional person and who is retained, with Court approval, by (i) Borrower pursuant to Section 327 of the Bankruptcy Code or (ii) a Committee pursuant to Section 1103(a) of the Code.

            PROPERLY CONTESTED - in the case of any Debt of an Obligor (including any Taxes) that is not paid as and when due or payable by reason of such Obligor's bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such Debt is being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) such Obligor has established appropriate reserves as shall be required in conformity with GAAP; (iii) the non-payment of such Debt will not have a Material Adverse Effect and will not result in a forfeiture of any assets of such Obligor; (iv) no Lien is imposed upon any of such Obligor's assets with respect to such Debt unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Agent (except only with respect to property taxes that have priority as a matter of applicable state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (v) if the Debt results from, or is determined by the entry, rendition or issuance against an Obligor or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review; and
      (vi) if such contest is abandoned, settled or determined adversely (in whole or in part) to such Obligor, such Obligor forthwith pays such Debt and all penalties, interest and other amounts due in connection therewith.

            PROPERTY - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

            PURCHASE MONEY DEBT - means and includes (i) Debt (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Debt (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

            PURCHASE MONEY LIEN - a Lien upon fixed assets which secures Purchase Money Debt, but only if such Lien shall at all times be confined solely to the fixed assets acquired through the incurrence of the Purchase Money Debt secured by such Lien and such Lien constitutes a purchase money security interest under the UCC.

            REGULATION D - Regulation D of the Board of Governors.

            REGISTER - the register maintained by Agent in accordance with
      SECTION 4.7.2 of the Agreement.

            REORGANIZATION PLAN - a plan of reorganization proposed by Borrower or any other Person (including Agent or any Lender) in the Chapter 11 Case.

            REPORTABLE EVENT - any of the events set forth in Section 4043(b) of ERISA.

            REQUIRED LENDERS - at any date of determination thereof, Lenders having Commitments representing at least 66 2/3% of the aggregate Commitments at such time; PROVIDED, HOWEVER, that if any Lender shall be in breach of any of its obligations hereunder to Borrower or Agent, including any breach resulting from its failure to honor its Commitment in accordance with the terms of this Agreement, then, for so long as such breach continues, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations hereunder) having Commitments representing at least 66 2/3% of the aggregate Commitments at such time; PROVIDED FURTHER, HOWEVER, that if the Commitments have been terminated, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations under the Agreement) holding Revolver Loans representing at least 66 2/3% of the aggregate principal amount of Revolver Loans outstanding at such time.

            RESTRICTED INVESTMENT - any acquisition of Property by Borrower or any of its Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of Equity Interests or indebtedness or obligations, or the purchase or acquisition by Borrower or any of its Subsidiaries of any other Property, or a loan, advance, capital contribution or subscription, except acquisitions of the following: (a) fixed assets to be used in the business of Borrower or any of its Subsidiaries so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) goods held for sale or lease or to be used in the manufacture of goods or the provision of services by Borrower or any of its Subsidiaries in the Ordinary Course of Business;
      (c) Current Assets arising from the sale or lease of goods or the rendition of services in the Ordinary Course of Business of Borrower or any of its Subsidiaries; (d) investments in Subsidiaries of Borrower to the extent existing on the Closing Date; and (e) Cash Equivalents. Any loan, advance or transfer of any Property by Borrower to any Foreign Subsidiary shall specifically constitute a Restricted Investment.

            RESTRICTIVE AGREEMENT - an agreement (other than any of the DIP Financing

      Documents) that, if and for so long as an Obligor or any Subsidiary of such Obligor is a party thereto, would prohibit, condition or restrict such Obligor's or Subsidiary's right to incur or repay Debt for Money Borrowed (including any of the Obligations); grant Liens upon any of such Obligor's or Subsidiary's assets (including Liens granted in favor of Agent pursuant to the DIP Financing Documents); declare or make Distributions; amend, modify, extend or renew any agreement evidencing Debt for Money Borrowed (including any of the DIP Financing Documents); or repay any Debt owed to any Obligor.

            REVOLVER LOAN - a Loan made by Lenders as provided in SECTION 1.1 of the Agreement.

            REVOLVER NOTE - a Revolver Note to be executed by Borrower in favor of each Lender in the form of EXHIBIT A attached hereto, which shall be in the face amount of such Lender's Commitment and which shall evidence all Revolver Loans made by such Lender to Borrower pursuant to the Agreement.

            REVOLVING CREDIT ADVANCES - a collective reference to any advances under the revolving line of credit as set forth in the Pre-Petition Loan Documents.

            S&P - Standard & Poor's Ratings Group, a division of McGraw-Hill,
      Inc.

            SCHEDULE OF ACCOUNTS - as defined in SECTION 7.2.1 of the Agreement.

            SEC - the Securities Exchange Commission.

            SECURITY - shall have the same meaning as in Section 2(1) of the Securities Act of 1933.

            SECURITY DOCUMENTS - any and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

            SENIOR OFFICER - the chairman of the board of directors, the president or the chief financial officer of, or in-house legal counsel to, Borrower.

            SOLVENT - as to any Person, such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Debts (including Contingent Obligations), (ii) is able to pay all of its Debts as such Debts mature, (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; and (iv) is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code.

            STATUTORY RESERVES - on any date, the percentage (expressed as a decimal) established by the Board of Governors which is the then stated maximum rate for all reserves (including any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect to Eurocurrency Liabilities (or any successor category of liabilities under Regulation D). Such reserve percentage shall include, without limitation, those imposed pursuant to said Regulation D. The Statutory Reserve shall be adjusted automatically on and as of the effective date of any change in such percentage.

            SUBSIDIARY - any Person a majority of the Equity Interests of which is at the time owned, directly or indirectly, by another Person or by one or more other Subsidiaries or by such other Person and one or more other Subsidiaries.

            TAXES - any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of each Lender, taxes imposed on or measured by the net income or overall gross receipts of such Lender.

            TERM LOAN - a collective reference to any advances under the outstanding term loan as set forth in the Pre-Petition Loan Documents.

            TRANSFEREE - as defined in SECTION 13.3.3 of the Agreement.

            UCC - the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of Texas or, when the laws of any other state govern the method or manner of the creation or perfection of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

            VALUE - with reference to the value of Eligible Inventory, value determined on the basis of the lower of cost or market of such Eligible Inventory, with the cost thereof calculated on a first-in, first-out basis.

      ACCOUNTING TERMS. Unless otherwise specified herein, all terms of an accounting character used in the Agreement shall be interpreted, all accounting determinations under the Agreement shall be made, and all financial statements required to be delivered under the Agreement shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited Consolidated financial statement of Borrower and its Subsidiaries heretofore delivered to Agent and Lenders and using the same method for inventory valuation as used in such audited financial statements, except for any change in which Borrower's independent public accountants concur or as required by GAAP unless
(i) Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) Agent or any Lender shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made. In the event of any change in GAAP that occurs after the date of the Agreement and that is material to Borrower, Agent and Lenders shall the right to require either that conforming adjustments be made to any financial covenants set forth in the Agreement, or the components thereof, that are affected by such change or that Borrower reports its financial condition based on GAAP as in effect immediately prior to the occurrence of such change.

            OTHER TERMS. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

            CERTAIN MATTERS OF CONSTRUCTION. The terms "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any of the DIP Financing Documents shall include any and all amendment or modifications thereto and any and all restatements, extensions or renewals thereof; to any Person shall mean and include the successors and permitted assigns of such Person; to "including" and "include" shall be understood to mean "including, without limitation;" to the time of day shall mean the time of day on the day in question in Houston, Texas, unless otherwise expressly provided in the Agreement; and to any Property of Borrower shall mean and include all Property of the Estate. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Lenders. Whenever the phrase "to the best of Borrower's knowledge" or words of similar import relating to the knowledge or the awareness of Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of a Senior Officer of Borrower or (ii) the knowledge that a Senior Officer would have obtained if they had engaged in good faith and the diligent performance of their duties, including the making of such reasonable specific inquiries as may be necessary of the officers, employees or agents of Borrower and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates.


      IN WITNESS WHEREOF, this Appendix has been duly executed in Dallas, Texas, on October 11, 2000.

                                         BORROWER:

                                         DRYPERS CORPORATION



                                         By:____________________________________

                                         Title:_________________________________


                                         LENDERS:

                                         FLEET CAPITAL CORPORATION


                                         By:____________________________________

                                         Title:_________________________________


                                         THE CIT GROUP/BUSINESS
                                         CREDIT, INC.


                                         By:____________________________________

                                         Title:_________________________________


                                         AGENT:

                                         FLEET CAPITAL CORPORATION,
                                         as Agent


                                         By:____________________________________

                                         Title:_________________________________

       -----------------------------------------------------------------

                        DRYPERS CORPORATION, as Borrower
       -----------------------------------------------------------------



       -----------------------------------------------------------------

                          THE FINANCIAL INSTITUTIONS
                  PARTY HERETO FROM TIME TO TIME, as Lenders

                                       and

                       FLEET CAPITAL CORPORATION, as Agent

        --------------------------------------------------------------





       =================================================================




                  POST-PETITION LOAN  AND  SECURITY  AGREEMENT

                             Dated: October 11, 2000

                                 $25,000,000.00



       =================================================================

                                TABLE OF CONTENTS



SECTION 1.  DIP FACILITY.......................................-1-
      1.1.  REVOLVER FACILITY..................................-1-

SECTION 2.  INTEREST, FEES AND CHARGES.........................-4-
      2.1.  INTEREST...........................................-4-
      2.2.  FEES...............................................-4-
      2.3.  COMPUTATION OF INTEREST AND FEES...................-5-
      2.4.  REIMBURSEMENT OBLIGATIONS..........................-5-
      2.5.  BANK CHARGES.......................................-6-
      2.6.  CAPITAL ADEQUACY...................................-6-
      2.7.  MAXIMUM INTEREST...................................-7-

SECTION 3.  LOAN ADMINISTRATION................................-8-
      3.1.  MANNER OF BORROWING AND FUNDING REVOLVER LOANS.....-8-
      3.2.  DEFAULTING LENDER..................................-9-
      3.3.  ALL REVOLVER LOANS TO CONSTITUTE ONE OBLIGATION...-10-

SECTION 4.  PAYMENTS..........................................-10-
      4.1.  GENERAL PAYMENT PROVISIONS........................-10-
      4.2.  REPAYMENT OF REVOLVER LOANS.......................-10-
      4.3.  PAYMENT OF OTHER OBLIGATIONS......................-11-
      4.4.  MARSHALING; PAYMENTS SET ASIDE....................-11-
      4.5.  AGENT'S ALLOCATION OF PAYMENTS AND COLLECTIONS....-11-
      4.6.  APPLICATION OF PAYMENTS AND COLLECTIONS...........-12-
      4.7.  LOAN ACCOUNTS; THE REGISTER; ACCOUNT STATED.......-12-

SECTION 5.  DIP TERM AND TERMINATION OF COMMITMENTS...........-13-
      5.1.  TERM OF COMMITMENTS...............................-13-
      5.2.  TERMINATION.......................................-13-

SECTION 6.  COLLATERAL SECURITY...............................-14-
      6.1.  GRANT OF SECURITY INTEREST IN COLLATERAL..........-14-
      6.2.  OTHER COLLATERAL..................................-15-
      6.3.  LIEN ON DEPOSIT ACCOUNTS..........................-15-
      6.4.  GUARANTIES BY SUBSIDIARIES........................-15-
      6.5.  LIEN PERFECTION; FURTHER ASSURANCES...............-16-

      6.6.  LIENS UNDER FINANCING ORDERS......................-16-
      6.7.  LIEN PRIORITY.....................................-16-

SECTION 7.  COLLATERAL ADMINISTRATION.........................-16-
      7.1.  GENERAL PROVISIONS................................-16-
      7.2.  ADMINISTRATION OF ACCOUNTS........................-18-
      7.3.  ADMINISTRATION OF INVENTORY.......................-19-
      7.4.  ADMINISTRATION OF EQUIPMENT.......................-20-
      7.5.  BORROWING BASE CERTIFICATES.......................-20-

SECTION 8.  REPRESENTATIONS AND WARRANTIES....................-21-
      8.1.  GENERAL REPRESENTATIONS AND WARRANTIES............-21-
      8.2.  REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES...-24-

SECTION 9.  COVENANTS AND CONTINUING AGREEMENTS...............-24-
      9.1.  AFFIRMATIVE COVENANTS.............................-24-
      9.2   NEGATIVE COVENANTS................................-28-

SECTION 10. CONDITIONS PRECEDENT..............................-31-
      10.1. CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSIONS.-31-
      10.2. CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.....-32-
      10.3. LIMITED WAIVER OF CONDITIONS PRECEDENT............-33-

SECTION 11. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.-33-
      11.1. EVENTS OF DEFAULT.................................-33-
      11.2  ACCELERATION OF THE OBLIGATIONS...................-36-
      11.3  REMEDIES..........................................-36-
      11.4. LICENSES AND SALE OF COLLATERAL...................-37-
      11.5. SETOFF............................................-38-
      11.6. REMEDIES CUMULATIVE; NO WAIVER....................-38-

SECTION 12. AGENT.............................................-39-
      12.1. APPOINTMENT, AUTHORITY AND DUTIES OF AGENT........-39-
      12.2. AGREEMENTS REGARDING COLLATERAL...................-41-
      12.3. RELIANCE BY AGENT.................................-42-
      12.4. ACTION UPON DEFAULT...............................-42-
      12.5. RATABLE SHARING...................................-42-
      12.6. INDEMNIFICATION OF AGENT..........................-43-

      12.7.  LIMITATION ON RESPONSIBILITIES OF AGENT...........-44-
      12.8.  SUCCESSOR AGENT AND CO-AGENTS.....................-44-
      12.9.  CONSENTS, AMENDMENTS AND WAIVERS..................-45-
      12.10. DUE DILIGENCE AND NON-RELIANCE....................-47-
      12.11. REPRESENTATIONS AND WARRANTIES OF LENDERS.........-47-
      12.12. THE REQUIRED LENDERS..............................-47-
      12.13. SEVERAL OBLIGATIONS...............................-48-
      12.14. AGENT IN ITS INDIVIDUAL CAPACITY..................-48-
      12.15. NO THIRD PARTY BENEFICIARIES......................-48-
      12.16. NOTICE OF TRANSFER................................-48-
      12.17. REPLACEMENT OF CERTAIN LENDERS....................-48-
      12.18. REMITTANCE OF PAYMENTS AND COLLECTIONS............-49-

SECTION 13.  BENEFIT OF AGREEMENT; ASSIGNMENTS AND
             PARTICIPATIONS....................................-50-
      13.1.  SUCCESSORS AND ASSIGNS............................-50-
      13.2.  PARTICIPATIONS....................................-50-
      13.3.  ASSIGNMENTS.......................................-51-

SECTION 14.  MISCELLANEOUS.....................................-52-
      14.1.  POWER OF ATTORNEY.................................-52-
      14.2.  GENERAL INDEMNITY.................................-53-
      14.3.  SURVIVAL OF ALL INDEMNITIES.......................-53-
      14.4.  INDULGENCES NOT WAIVERS...........................-53-
      14.5.  MODIFICATION OF AGREEMENT.........................-54-
      14.6.  SEVERABILITY......................................-54-
      14.7.  CUMULATIVE EFFECT; CONFLICT OF TERMS..............-54-
      14.8.  EXECUTION IN COUNTERPARTS.........................-54-
      14.9.  AGENT'S OR REQUIRED LENDERS' CONSENT..............-54-
      14.10. NOTICES...........................................-54-
      14.11. PERFORMANCE OF BORROWER'S OBLIGATIONS.............-55-
      14.12. TIME OF ESSENCE...................................-55-
      14.13. ENTIRE AGREEMENT; APPENDIX A, EXHIBITS AND
             SCHEDULES.........................................-55-
      14.14. INTERPRETATION....................................-55-
      14.15. OBLIGATIONS OF LENDERS SEVERAL....................-55-
      14.16. GOVERNING LAW.....................................-56-
      14.17. WAIVERS BY BORROWER...............................-56-
      14.18. LIMITED FORBEARANCE...............................-56-
      14.19. NON-APPLICATION OF CHAPTER 346 OF TEXAS
             FINANCE CODE......................................-56-
      14.20. ENTIRE AGREEMENT..................................-56-

                                    EXHIBIT A

                              FORM OF REVOLVER NOTE

U.S. $_____________     October 11, 2000
                                                                  Houston, Texas


      FOR VALUE RECEIVED, the undersigned, DRYPERS CORPORATION, a Delaware corporation ("Borrower"), hereby unconditionally promises to pay to the order of ____________ (herein, together with any subsequent holder hereof, called the "Lender") the principal sum of _______________________ AND 00/100 DOLLARS ($_____________) or such lesser sum as may constitute Lender's Pro Rata share of the outstanding principal amount of all Revolver Loans pursuant to the terms of the Loan Agreement referred to below on the date on which such outstanding principal amounts become due and payable pursuant to SECTION 4.2 of the Loan Agreement (as defined below), in strict accordance with the terms thereof. Borrower likewise unconditionally promises to pay to Lender interest from and after the date hereof on Lender's Pro Rata share of the outstanding principal amount of Revolver Loans at such interest rates, payable at such times, and computed in such manner as are specified in SECTION 2.1 of the Loan Agreement, in strict accordance with the terms thereof.

      This Revolver Note ("Note") is issued pursuant to, and is one of the "Revolver Notes" referred to in, the Post-Petition Loan and Security Agreement dated October 11, 2000 (as the same may be amended from time to time, the "Loan Agreement"), among Borrower, Fleet Capital Corporation, as agent (in such capacity, the "Agent") for the financial institutions from time to time parties thereto as lenders ("Lenders"), and such Lenders, and Lender is and shall be entitled to all benefits thereof and of all DIP Financing Documents executed and delivered in connection therewith. The provisions of the Loan Agreement are incorporated herein by this reference. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

      The repayment of the principal balance of this Note is subject to the provisions of SECTION 4.2 of the Loan Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in SECTION 5.2 of the Loan Agreement.

      All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Loan Agreement.

      Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in SECTION 2.1.2 of the Loan Agreement. Borrower agrees to pay, and save Lender harmless against, any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, arising in connection with the enforcement by Lender of any of its rights under this Note, the Loan Agreement or any of the other DIP Financing Documents.

      All principal amounts of Revolver Loans made by Lender to Borrower pursuant to the Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrower in accordance with the terms of this Note and the Loan Agreement.

      In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrower or inadvertently received by Lender, such excess sum shall be, at Borrower's option, returned to Borrower forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under Applicable Law.

      Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

      Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

      The rights and obligations of Lender and Borrower hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Texas. This Note is intended to take effect as an instrument under seal under Texas law.

      The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Note or any of the other DIP Financing Documents or to the transactions contemplated hereby.

      THIS NOTE, THE AGREEMENT, THE ORDERS AND THE OTHER DIP FINANCING DOCUMENTS REFERRED TO HEREIN REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.


      IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered in Houston, Texas, by its duly authorized officer on the date first above written.


                                          DRYPERS CORPORATION,
                                          Borrower

                                          By:   _____________________
                                          Name: _____________________
                                          Title:_____________________

                                    EXHIBIT B

                           FORM OF NOTICE OF BORROWING

                            Date ______________, 2000



Fleet Capital Corporation, as Agent
5950 Sherry Lane, Suite 300
Dallas, Texas  75225
ATTENTION: Loan Administration Officer

      Re: Post-Petition Loan and Security Agreement dated October 11, 2000, by and among Drypers Corporation, Fleet Capital Corporation, as collateral and administrative agent for certain Lenders from time to time parties thereto, and certain Lenders (as at any time amended, the "Loan Agreement")

Gentlemen:

      This Notice of Borrowing is delivered to you pursuant to SECTION 3.1.1 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrower hereby requests a Revolver Loan in the aggregate principal amount of $______________ to be made on _____________, 20___.

      Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the DIP Financing Documents and hereby certifies that no Default or Event of Default exists on the date hereof.

      Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized representative, this ______ day of _____________, 20___.


                                          DRYPERS CORPORATION


                                          By:   _____________________
                                          Name: _____________________
                                          Title:_____________________

                                    EXHIBIT C

                             COMPLIANCE CERTIFICATE

                            [LETTERHEAD OF BORROWER]



                                                        __________________, 20__



Fleet Capital Corporation, as Agent
5950 Sherry Lane, Suite 300
Dallas, Texas  75225
ATTENTION: Loan Administration Officer


      The undersigned, the chief financial officer of DRYPERS CORPORATION, a Delaware corporation ("Borrower"), gives this certificate to FLEET CAPITAL CORPORATION ("Agent") in accordance with the requirements of SECTION 9.1.6 of that certain Post-Petition Loan and Security Agreement dated October 11, 2000, among Borrower, Agent and the Lenders referenced therein ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

            1. Based upon my review of the balance sheets and statements of income of Borrower and its Subsidiaries for the [FISCAL YEAR] [QUARTERLY PERIOD] ending _____________, 20__ (the "Subject Period"), copies of which are attached hereto, I hereby certify that, as of the date of this Certificate, (a) I am an officer of the Borrower and that, as such, am authorized to execute this certificate on behalf of Borrower and (b) the financial statements of Borrower attached to this certificate were prepared in accordance with GAAP, and present fairly the financial condition and results of operations of the Borrower as of, and for the (month or fiscal year) ended as on, the last day of the Subject Period.

            2. A review of the activities of the Borrower during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Borrower performed, and complied with all of its obligations under the Loan Documents, and during the Subject Period, to my knowledge the Borrower performed, and complied with all of its obligations under the Loan Documents (EXCEPT for the deviations, if any, set forth on the schedule annexed to this Certificate) in all material respects.

            2. No Default exists on the date hereof (except for the Defaults, if any, set forth on the schedule annexed to this Certificate).

            3. No Event of Default exists on the date hereof (except for the Events of Default set forth on the schedule annexed to this Certificate).

            4. As of the date hereof, Borrower is current in its payment of all accrued rent and other charges to Persons who own or lease any premises where any of the Collateral is located, and there are no pending disputes or claims regarding Borrower's failure to pay or delay in payment of any such rent or other charges.

            5. As of the date hereof, Borrower is current in its payment of all amounts due and payable to The Proctor & Gamble Company.


                                    Very truly yours,



                                    ----------------------------
                                    Chief Financial Officer

                                    EXHIBIT D

                        FORM OF ASSIGNMENT AND ACCEPTANCE


                            Dated as of ______, 20__

      Reference is made to the Post-Petition Loan and Security Agreement dated October 11, 2000 (at any time amended, the "Loan Agreement"), among DRYPERS CORPORATION ("Borrower"), FLEET CAPITAL CORPORATION, in its capacity as agent ("Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), and Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

      __________________ (the "Assignor") and
______________________________________ (the "Assignee") agree as follows:

1. Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (i) a principal amount of $________ of the outstanding Revolver Loans held by Assignor (which amounts, according to the records of Agent, represent _______% of the total principal amount of outstanding Revolver Loans) and (ii) a principal amount of $__________ of Assignor's Commitment (which amount includes Assignor's outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above and which, according to the records of Agent, represents (____%) of the total Commitments of Lenders under the Loan Agreement) (the "Assigned Interests"), together with an interest in the DIP Financing Documents corresponding to the Assigned Interest. This Agreement shall be effective from the date (the "Assignment Effective Date") on which Assignor receives both (x) the principal amount of the Assigned Interest in the Revolver Loans on the Assignment Effective Date, if any, and (y) a copy of this Agreement duly executed by Assignee. From and after the Assignment Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor's obligations in respect of Assignor's Commitments to the extent, and only to the extent, of Assignee's Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor's account in respect of the Assigned Interest shall be payable to or for Assignee's account, to the extent such amounts have accrued subsequent to the Assignment Effective Date.
2.
3. Assignor (i) represents that as of the date hereof, the aggregate of its Commitments under the Loan Agreement (without giving effect to assignments thereof, which have not yet become effective) is $__________, and the outstanding balance of its Revolver Loans (unreduced by any assignments thereof, which have not yet become effective) is $__________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, the performance or observance by Borrower of any of its obligations under the Loan Agreement or any of the DIP Financing Documents; and (iv) attaches the Notes held by it and requests that Agent exchange such Notes for new Notes payable to Assignee and the Assignor in the principal amounts set forth on SCHEDULE A hereto.
4.
5. Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to SECTION 9.1.6 thereof, and copies of such other DIP Financing Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(iii) agrees that it shall, independently and without reliance upon the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) confirms that it is eligible to become an Assignee; (v) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto;
(vi) agrees that it will strictly observe and perform all the obligations that are required to be performed by it as a "Lender" under the terms of the Loan Agreement and the other DIP Financing Documents; and (vii) agrees that it will keep confidential all information with respect to Borrower furnished to it by Borrower or the Assignor to the extent provided in the Loan Agreement.
6.
7. Assignor acknowledges and agrees that it will not sell or otherwise dispose of the Assigned Interest or any portion thereof, or grant any participation therein, in a manner which, or take any action in connection therewith which, would violate the terms of any of the DIP Financing Documents.
8.
9. This Agreement and all rights and obligations shall be interpreted in accordance with and governed by the laws of the State of Texas. If any provision hereof would be invalid under Applicable Law, then such provision shall be deemed to be modified to the extent necessary to render it valid while most nearly preserving its original intent; no provision hereof shall be affected by another provision's being held invalid.
10.
11. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission or by first-class mail, shall be deemed given when sent and shall be sent as follows:
12.
13. If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):
14.
15.                           __________________________
16.                           __________________________
17.                           __________________________
18.
      If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

                        __________________________
                        __________________________
                        __________________________
                        __________________________

      Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:

      If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

                        __________________________
                        ABA No.___________________
                        __________________________
                        Account No._______________
                        Reference: ______________________

      If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

                        __________________________
                        __________________________
                        __________________________
                        ABA No.___________________
                        For Account of:___________
                        Reference: _____________________

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed and delivered by their respective duly authorized officers, as of the date first above written.

                                   ___________________
                                   ("Assignor")

                                   By:    _____________________
                                   Title: _____________________



                                   ___________________
                                   ("Assignee")


                                   By:    _____________________
                                   Title: _____________________

                                    EXHIBIT E

                                 FORM OF NOTICE


      Reference is made to (i) the Post-Petition Loan and Security Agreement dated October 11, 2000 (at any time amended, the "Loan Agreement"), among DRYPERS CORPORATION ("Borrower"), FLEET CAPITAL CORPORATION in its capacity as agent ("Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), and Lenders, and (ii) the Assignment and Acceptance dated as of ____________, 20__ (the "Assignment Agreement") between __________________ (the "Assignor") and ____________________ (the "Assignee").
Except as otherwise defined herein, capitalized terms used herein which are defined in the Loan Agreement are used herein with the respective meanings specified therein.

      Assignor hereby notifies Borrower and Agent of Assignor's intent to assign to Assignee pursuant to the Assignment Agreement a principal amount of $________ of the outstanding Revolver Loans held by Assignor, and (ii) $___________ of Assignor's Commitment (which amount includes Assignor's outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above), together with an interest in the DIP Financing Documents corresponding to the interest in the Revolver Loans and Commitments so assigned. Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor's obligations under the Loan Agreement to the extent of the Assigned Interest (as defined in the Assignment Agreement).

      For purposes of the Loan Agreement, Agent shall deem Assignor's share of the Commitment to be reduced by $_________ and Assignee's share of the Commitment increased by $_________.

      The address of Assignee to which notices, information and payments are to be sent under the terms of the Loan Agreement is:

                              ________________________
                              ________________________
                              ________________________
                              ________________________

      This Notice is being delivered to Borrower and Agent pursuant to SECTION
13.3 of the Loan Agreement. Please acknowledge your receipt of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.

      IN WITNESS WHEREOF, the undersigned have caused the execution of this Notice, as of _________________, 20__.


                                   ___________________
                                   ("Assignor")

                                   By:    _____________________
                                   Title: _____________________



                                   ___________________
                                   ("Assignee")


                                   By:    _____________________
                                   Title: _____________________


ACKNOWLEDGED AND AGREED TO
AS OF THE DATE SET FORTH ABOVE:

BORROWER:
--------

DRYPERS CORPORATION

By:_____________________________
Title:__________________________


FLEET CAPITAL CORPORATION,
as Agent

By:______________________________
Title:___________________________